SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT is made as of the 10th day of April, 2006.

BETWEEN:

                    HORST ZERBE, INGRID ZERBE AND JOEL COHEN,
                (each a "Vendor" and collectively, the "Vendors")

                                      -and-

                              6544631 CANADA INC.,
          a company incorporated pursuant to the federal laws of Canada with its principal office at 95 Wellington Street West, Suite 1704,
                    Toronto, Ontario M5J 2N7, ("Exchangeco")

                                      -and-

                                BIG FLASH CORP.,
       a corporation incorporated under the laws of the State of Delaware, having its principal office at
           56 West 400 South, Suite 200, Salt Lake City, Utah, 84101,
                            United States of America
                                  ("Big Flash")

                                      -and-

                                INTELGENX CORP.,
        a corporation incorporated pursuant to the federal laws of Canada with its principal office at
               6425 Abrams Street, Saint-Laurent, Quebec H4S 1X9
                                 (the "Company")


WHEREAS the Vendors are the registered holders and beneficial owners of an aggregate of 10,991,000 common shares in the capital of the Company as set out in Schedule "B" hereto (the "Purchased Shares");

WHEREAS Exchangeco is a wholly-owned subsidiary of Big Flash;

AND WHEREAS the Vendors have agreed to sell and Exchangeco has agreed to purchase all of the Purchased Shares on the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises, covenants, terms, conditions representations and warranties hereinafter set forth, the Parties agree each with the other as follows:

                    ARTICLE 1 - PURCHASE AND SALE OF SHARES
                    ---------------------------------------

1.1 Purchase and Sale. Subject to the conditions and upon the terms hereinafter set forth, Exchangeco agrees to purchase and the Vendors agree to sell to Exchangeco all of their right, title and interest in and to the Purchased Shares.

1.2 Purchase Price. The purchase price for the Purchased Shares shall consist of an aggregate of 10,991,000 Exchangeable Shares to be issued to the Vendors as set out in Schedule "B" hereto. At Closing, Exchangeco will deliver to the Vendors certificates representing the Exchangeable Shares, all such Exchangeable Shares to be issued as fully paid and non-assessable, and registered in the names of the Vendors and in the denominations set forth in Schedule "B" hereto. At the Closing, Big Flash will issue the Big Flash Shares to the Trustee as security for Big Flash's covenants under the provisions of the Exchangeable Shares, including without limitation section 8 thereof, in accordance with the terms of the Exchange and Voting Trust Agreement.

1.3 Support Agreement, Exchange and Voting Trust Agreement and Escrow Agreement. On or before Closing: (a) Big Flash, Exchangeco and the Trustee shall enter into the Support Agreement in the form attached hereto as Schedule "E" and the Exchange and Voting Trust Agreement, in the form attached hereto as Schedule "G"; and (b) Big Flash, Exchangeco, the Vendors and the Escrow Agent shall enter into the Escrow Agreement, in the form attached hereto as Schedule "F". Such Support Agreement and Exchange and Voting Trust Agreement are incorporated herein by reference thereto and the Vendors, jointly and severally, shall each have all rights and remedies of enforcement of the Support Agreement and the Exchange and Voting Trust Agreement as contemplated in each such agreement.

1.4 Accounting Consequences. It is intended by the parties hereto that the purchase and sale of the Purchased Shares under this Agreement shall qualify for accounting treatment as a recapitalization under U.S. generally-accepted accounting principles.

1.5      Tax Treatment.

         (a) It is intended that the transactions contemplated in this Agreement shall generally constitute (i) a taxable exchange for United States federal income tax purposes (not qualifying under Sections 368 or 351 of the United States Internal Revenue Code of 1986, as amended) to persons who are otherwise subject to taxation in the United States on the sale or exchange of Purchased Shares, and (ii) a tax deferred reorganization for Canadian federal income tax purposes for the Vendors. At the option of each Vendor, Exchangeco covenants and agrees to elect, jointly with each such Vendor if applicable (referred to in this section as an "Electing Vendor"), in accordance with the provisions of subsection 85(1) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation) in the prescribed form and within the prescribed time for the purposes of the Tax Act, and shall therein agree to elect in respect of the Purchased Shares of the Electing Vendor such amount as the Electing Vendor's proceeds of disposition thereof as the Electing Vendor may determine, subject to the provisions of subsection 85(1) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation). Each of the Electing Vendors and Exchangeco agree to execute all such documents and forms to make the election contemplated in this section.

         (b) Horst Zerbe and Ingrid Zerbe, with their professional advisors, have made a bona fide determination that the Purchased Shares are "qualified small business corporation shares" as defined in subsection 110.6(1) of the Tax Act as of the date hereof. Based on such determination, it is the desire and intention of Horst Zerbe and Ingrid Zerbe and Exchangeco that the "agreed amount" for the transfer of their respective Purchased Shares (the "Vendor's Shares") be the lesser of the fair market value of the Vendor's Shares and the aggregate of the Vendor's adjusted cost base thereof plus an amount equal to the Vendor's unused capital gain deduction as provided in subsection 110.6(2.1) of the Tax Act. However, it is agreed between each of Horst Zerbe and Ingrid Zerbe and Exchangeco that should any competent taxing authority at any time issue or propose to issue any assessment or assessments that would impose any liability for tax (other than the alternative minimum tax provided for in section 127.5 of the Tax Act) on the basis that a Vendor's Shares are not "qualified small business corporation shares", or that the capital gain of a Vendor resulting from the within transaction is not otherwise eligible for the exemption pursuant to subsection 110.6(2.1) of the Tax Act (or the corresponding provision of any applicable provincial tax legislation) and if all appeals requested by a Vendor have been exhausted, then the "agreed amount" shall be adjusted nunc pro tunc pursuant to the provisions of this paragraph to be such amount as will eliminate such liability for tax (except for the alternative minimum tax as provided for section 127.5 of the Tax
              Act) and the Vendors and Exchangeco shall do all things necessary to reflect such change, including filing amended elections, provided that such adjustment shall not result in any additional Exchangeable Shares being issued to the Vendors.

1.6 Securities Law Exemptions and Resale Restrictions. The sale of the Purchased Shares and the issuance of the Exchangeable Shares to the Vendors shall be made in reliance on an exemption from the registration and prospectus filing requirements contained in section 2.16 of National Instrument 45-106 Prospectus and Registration Exemptions ("NI 45-106"). The issuance or transfer of the Big Flash Shares to the Vendors on the exchange of their Exchangeable Shares shall be made in reliance on section 2.16 of NI 45-106 and the exemption from the registration requirement of U.S. Securities Law contained in Regulation S promulgated under the U.S. Securities Act of 1933, as amended. The Vendors hereby acknowledge that as a result:

         (a) any Exchangeable Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with applicable Canadian Securities Law and U.S. Securities Law and that as a result the certificates representing such Exchangeable Shares will be affixed with the following legends describing such restrictions:

              (i) the certificates representing such Exchangeable Shares or Big Flash Shares will be affixed with the following legend describing such restrictions:

                   THE SECURITY OR SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD TO ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES
                   THAT: (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY EXCEPT (A) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S OR (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANOTHER THEN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS OR, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY
                   APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER, IT WILL FURNISH TO THE COMPANY OR ITS AGENTS SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER INFORMATION AS THE COMPANY OR SUCH AGENTS MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION

                   REQUIREMENTS OF THE SECURITIES ACT OR STATE SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

               UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY
                BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER
                THE LATER OF (i) [insert the distribution date],
                      AND (ii) THE DATE THE ISSUER BECAME A
                 REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

                                       and

              (ii) the certificates representing the Exchangeable Shares will be
                   affixed   with  a  legend   describing   such   restrictions,
                   including, without limitation, the following:

                THE CLASS A SPECIAL SHARES REPRESENTED HEREBY ARE
            SUBJECT TO THE RIGHTS, PRIVILEGES, TERMS, CONDITIONS AND
                 RESTRICTIONS AS SET FORTH IN THE SHARE EXCHANGE
          AGREEMENT, THE SUPPORT AGREEMENT AND THE EXCHANGE AND VOTING
                TRUST AGREEMENT, RESPECTIVELY, COPIES OF EACH OF
           WHICH ARE ON FILE AT THE REGISTERED OFFICE OF THE COMPANY.

              PURSUANT TO THE EXCHANGE AND VOTING TRUST AGREEMENT,
             THE HOLDER OF THIS SECURITY IS ENTITLED TO INSTRUCT THE
              TRUSTEE UNDER THE EXCHANGE AND VOTING TRUST AGREEMENT
              AS TO THE EXERCISE OF THE VOTING RIGHTS ATTACHED TO A
               NUMBER OF BIG FLASH SHARES EQUAL TO THE NUMBER OF
             SHARES REPRESENTED BY THIS CERTIFICATE WITH RESPECT TO
             EACH MEETING OF THE SHAREHOLDERS OF BIG FLASH AND EACH
             CONSENT SOUGHT TO BE OBTAINED FROM THE SHAREHOLDERS OF
            BIG FLASH, OR TO ATTEND SUCH MEETING OF THE SHAREHOLDERS
               OF BIG FLASH AND TO EXERCISE PERSONALLY SUCH VOTING
                RIGHTS. THE HOLDER OF SHARES REPRESENTED BY THIS
              CERTIFICATE SHOULD REFER TO THE EXCHANGE AND VOTING
            TRUST AGREEMENT FOR A DESCRIPTION OF SUCH VOTING RIGHTS
                AND THE MANNER IN WHICH THEY MAY BE EXERCISED."

         (b) the resale exemptions provided under Canadian Securities Law and U.S. Securities Law may not be generally available because of the conditions and limitations of such exemptions, and that Exchangeco and Big Flash are under no obligation to take any action other than the actions specified in section 1.8 of this Agreement and commercially reasonable actions to make any of said exemptions available to the Vendors; and

         (c) only Big Flash can register the Big Flash Shares or file a prospectus or registration statement to qualify the Big Flash Shares for immediate resale and Big Flash has made representations to the Vendors that it will do so only in accordance with section
              1.8 of this Agreement.

1.7 Securities Law Compliance. The Vendors hereby agree that they shall not sell, transfer or otherwise deal with the Exchangeable Shares or the Big Flash Shares without obtaining a favourable opinion of counsel or such other evidence as may be required by Exchangeco or Big Flash, that the proposed dealing will not be in violation of U.S. Securities Law.

1.8 Prospectus Filing. No later than 90 days after the Closing, Big Flash shall use its commercially reasonable efforts to file with, and obtain receipts from, the Ontario Securities Commission for a non-offering preliminary prospectus and (final) prospectus for the purpose of having Big Flash deemed to be a reporting issuer under the securities laws of the province of Ontario and permitting the Vendors to rely upon the prospectus exemption set out in sections
2.6 and 2.7(2) or section 2.8 of National Instrument 45-102 Resale of Securities for the first trade by the Vendors in the Big Flash Shares to be issued or transferred to the Vendors upon exchange of the Exchangeable Shares.

                          ARTICLE 2 - CLOSING MATTERS
                          ---------------------------

2.1 Date, Time and Place of Closing. The Closing shall take place at the Closing Time on the Closing Date at the offices of Chitiz Pathak LLP, located at 154 University Avenue, Suite 500, Toronto, Ontario M5H 3Y9 or such place as the Parties may agree on.

2.2 Mutual Conditions of Closing. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the conditions precedent set out in Part 1 of Schedule "C" hereto have been satisfied in full at or before the Closing Time. Each of such conditions precedent is for the benefit of each of the Parties, and the Parties may by mutual consent waive any of them in whole or in part in writing.

2.3 Conditions for Big Flash's and Exchangeco's Benefit. Big Flash and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance and/or transfer of the Big Flash Shares and Exchangeable Shares unless each of the conditions set out in Part 2 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of Big Flash and Exchangeco and they may waive any of such conditions in whole or in part in writing.

2.4 Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the conditions set out in Part 3 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of the Vendors and the Vendors may waive any of them in whole or in part in writing.

2.5 Failure to Satisfy Condition. If any condition set forth in Schedule "C" is not satisfied at the Closing Time, or if it becomes apparent that any such condition cannot be satisfied at the Closing Time, any Party entitled to the benefit of such condition (the "First Party") may terminate this Agreement by notice in writing to the other Parties and in such event:

         (a) unless the other Parties can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the First Party or have not been satisfied by reason of a default by the First Party hereunder, the First Party shall be released from all obligations hereunder; and

         (b) unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other Party or have not been satisfied by reason of a default by the other Party hereunder, then the other Party shall also be released from all obligations hereunder.

2.6      Deliveries on Closing. On the Closing Date:

         (a) Exchangeco will deliver to or to the direction of the Vendors certificates representing the Exchangeable Shares in accordance with Section 1.2 above;

         (b) the Vendors will deliver to or to the direction of Exchangeco certificates representing their Purchased Shares duly signed off for transfer, together with all other documentation required to transfer title to their Purchased Shares to or to the direction of Exchangeco, provided that if there are no certificates representing the Purchased Shares, the Vendors shall each deliver to Exchangeco, or as directed by Exchangeco, an executed stock power of attorney or other document evidencing the transfer of the Purchased Shares from the Vendors to or to the direction of Exchangeco; and

         (c) Big Flash, Exchangeco and the Trustee shall execute and deliver the Support Agreement; Big Flash, Exchangeco, the Vendors and the Trustee shall execute and deliver the Exchange and Voting Trust Agreement; and Big Flash, Exchangeco, the Vendors and the Escrow Agent shall execute and deliver the Escrow Agreement.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

3.1 Representations and Warranties of the Vendors. The Vendors hereby jointly and severally represent and warrant to Exchangeco and Big Flash as set out in Part 1 of Schedule "D", provided that each Vendor shall be deemed to have severally made those representations set forth in paragraphs (a) to (i) of Schedule "D" (collectively, the "Individual Representations"), and acknowledge that Exchangeco and Big Flash are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.2 Representations and Warranties of Big Flash. Big Flash represents and warrants to the Vendors as set out in Part 2 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.3 Representations and Warranties of Exchangeco. Exchangeco represents and warrants to the Vendors as set out in Part 3 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.4 Representations and Warranties of the Company given by Vendors and the Company. The Vendors and the Company hereby jointly and severally represent and warrant to Exchangeco and Big Flash as set out in Part 4 of Schedule "D" and acknowledge that Exchangeco and Big Flash are relying on these representations and warranties in their entirety in entering into this Agreement and performing their obligations under same.

3.5 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the Closing for a period of one year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness in or breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to that representation or warranty.

3.6 Certificates and Instruments Included. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                          ARTICLE 4 - INDEMNIFICATION
                          ---------------------------


4.1 Mutual Indemnification for Breaches of Covenant or Warranty. Subject to the limitation period set out in section 3.5, above, each of Big Flash and Exchangeco hereby covenant and agree with the Vendors and the Vendors and the Company hereby jointly and severally covenant and agree with Big Flash and Exchangeco, provided that with respect to Individual Representations, the Vendors severally covenant and agree with Big Flash and Exchangeco (the parties covenanting and agreeing to indemnify another party under this Article 4 are hereinafter individually referred to as "Indemnifying Party" and the parties that are being indemnified by another Party under this Article 4 are hereinafter individually referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which maybe made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfillment of any covenant, obligation or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement.

                         ARTICLE 5 - INTERIM OPERATIONS
                         ------------------------------

5.1      Company Carrying on Business to Closing

         (a) Up to the Closing Time, the Vendors shall cause the Company to (1) carry on its business in the normal and ordinary course; (2) preserve the ongoing goodwill of the Company; and (3) ensure that key employees, if any, and key independent contractors continue their association with the Company and undertake to notify Big Flash of any event or occurrence during such period which might reasonably be considered to have a materially adverse effect on the assets or the business of the Company.

         (b) Unless otherwise contemplated herein or approved by Big Flash in writing, during the period from the date hereof until the earlier of the Closing Date or termination of this Agreement, neither the Company shall not:

              (i) except in the ordinary course of business, sell, transfer or dispose of or create any mortgage, pledge, waiver or other encumbrance or a security interest on or in respect of the whole or any part of its assets;

              (ii) enter into any  transaction  or material  contract not in the normal and ordinary course of business;

             (iii) borrow money or incur any  indebtedness  for money  borrowed except as disclosed to and agreed by Big Flash, acting reasonably;

              (iv) make loans,  advances or other  payments,  excluding  routine reimbursements  to  employees  of the  Company  for  expenses incurred in the ordinary course and such amounts as contemplated in this Agreement;

              (v) make any capital expenditures except as disclosed to and agreed to by Big Flash, acting reasonably;

              (vi) issue,  sell or agree to  issue or sell any  shares,  rights, options, warrants or other securities of the Company save and except for (i) the issuance of a combination of 3,200,000 common shares and 100,000 warrants to purchase common shares to private placement investors acceptable to Big Flash, acting reasonably, where such shares are issued for $0.47 per share and each warrant entitles each holder to purchase one common share of the Company for (Cdn.) $0.47; (ii) 325,000 common shares issuable to Jelf Caruso, at (Cdn.) $0.0001 per share, pursuant to a loan agreement between the Company and Jelf Caruso, dated March 15, 2006, as amended;

             (vii) declare any dividends or distribution;

            (viii) purchase,  cancel,  retire,  redeem or otherwise acquire any of the Company's outstanding securities, rights, options, warrants or other securities other than as contemplated herein;

              (ix) change,  amend or modify the charter  documents or by-laws of the Company, other than as disclosed to and approved by Big Flash;

              (x) merge or amalgamate with or agree to merge or amalgamate with, or purchase substantially all of the assets of, or otherwise acquire any business; or sell or lease or agree to sell or lease, any material properties or assets or approve or undertake any other material transaction or furnish or cause to be furnished any information concerning the business, properties or assets of any Persons (other than to Big Flash) which is interested in any such transactions; or

              (xi) except as required by law, not to initiate,  propose,  assist or participate in any activities in opposition to or in competition with this Agreement, and without limiting the generality of the foregoing, to undertake any transaction or negotiate any transaction which would be or potentially could be in conflict with this Agreement and not to take actions of any kind which may reduce the likelihood of success of the completion of this Agreement.

5.2      Big Flash Carrying on Business to Closing

         (a) Up to the Closing Time, Big Flash shall (1) carry on its business in the normal and ordinary course; (2) preserve the ongoing goodwill of Big Flash; and (3) ensure that key employees and key independent contractors continue their association with Big Flash and undertake to notify the Vendor of any event or occurrence during such period which might reasonably be considered to have a materially adverse effect on the assets or the business of Big Flash.

         (b) Unless otherwise contemplated herein or approved by the Vendors in writing, during the period from the date hereof until the earlier of the Closing Date or termination of this Agreement, Big Flash shall not:

              (i) sell, transfer or dispose of or create any mortgage, pledge, waiver or other encumbrance or a security interest on or in respect of the whole or any part of the assets of Big Flash;

              (ii) enter into any  transaction  or material  contract not in the normal and ordinary course of business;

             (iii) borrow money or incur any  indebtedness  for money  borrowed except as disclosed to and agreed by the Vendors, acting reasonably;

              (iv) make loans,  advances or other  payments,  excluding  routine reimbursements to employees of Big Flashfor expenses incurred in the ordinary course and such amounts as contemplated in this Agreement;

              (v) make any capital expenditures except as disclosed to and agreed to by the Vendor's, acting reasonably;

              (vi) issue,  sell or agree to  issue or sell any  shares,  rights, options, warrants or other securities of Big Flash, other as approved by the Vendors;

             (vii) declare any dividends or distribution;

            (viii) purchase,  cancel,  retire, redeem  or otherwise  acquire any of Big Flash's outstanding securities, rights, options, warrants or other securities other than as contemplated herein;

              (ix) change,  amend or modify the charter  documents or by-laws of
                   Big Flash;

              (x) merge or amalgamate with or agree to merge or amalgamate with, or purchase substantially all of the assets of, or otherwise acquire any business; or sell or lease or agree to sell or lease, any material properties or assets or approve or undertake any other material transaction or furnish or cause to be furnished any information concerning the business, properties or assets of any Persons (other than to the Vendors) which is interested in any such transactions; or

              (xi) except as required by law, not to initiate,  propose,  assist or participate in any activities in opposition to or in competition with this Agreement, and without limiting the generality of the foregoing, to undertake any transaction or negotiate any transaction which would be or potentially could be in conflict with the completion of this Agreement and not to take actions of any kind which may reduce the likelihood of success of the completion of this Agreement.

                     ARTICLE 6 - INTERPRETATION AND GENERAL
                     --------------------------------------

6.1 Definitions. Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the meanings ascribed to them in Schedule "A" hereto.

6.2 Interpretation. In this Agreement, except as otherwise expressly provided:

         (a) all references in this Agreement to a designated "paragraph" or other subdivision or to a Schedule is to the designated paragraph or other subdivision of, or Schedule, to this Agreement;

         (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision or Schedule;

         (c) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

         (d) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" or words of similar import, are used with reference thereto);

         (e) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable to the United States of America or Canada depending on whether it relates to a person whose financial statements are prepared in accordance with generally accepted accounting principles in the United States of America or Canada, respectively;

         (f) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations; and

         (g) any other term defined within the text of this Agreement has the meaning so ascribed.

6.3 Schedules. The following are the Schedules to this Agreement and are incorporated herein and form part of this Agreement:

                  Schedule           Description
                  --------           -----------
                      A              Definitions
                      B              Shareholdings
                      C              Conditions of Closing
                      D              Representations, Warranties and Covenants
                      E              Support Agreement
                      F              Escrow Agreement
                      G              Exchange and Voting Trust Agreement
                      H              Material Contracts
                      I              Intellectual Property


6.4 Entire Agreement. This Agreement, together with the Schedules and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the matters contemplated herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

6.5 Notices. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

6.6 Time of Essence. Time shall be of the essence in all respects of this Agreement.

6.7 Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

6.8 Transaction Expenses. Each Party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this Agreement. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.

6.9 Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

6.10 Waiver. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.11 Assignment. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

6.12 Enurement. This Agreement shall be binding on and enure to the benefit of both Parties and their respective successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

6.13 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

6.14 Severability. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.15 Independent Legal Advice. Each of the Vendors acknowledges that he or she has been advised to seek independent legal counsel in respect of this Agreement and the other agreements and documents referred to herein and the matters contemplated herein. To the extent that any vendor declines to receive independent legal counsel in respect of this Agreement, such Vendor hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack, in whole or in part, the integrity of this Agreement and the documents related thereto.

6.16 Counterparts. This Agreement may be executed by the Parties in one or more counterparts by original or by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

                            [Signature Page Follows]

IN WITNESS WHEREOF the parties have duly executed this Agreement on the day and year first above written.

                                        BIG FLASH CORP.



                                        Name:   /s/ Edward F. Cowle
                                                --------------------------------
                                        Title:  President


                                        Name:   /s/ Geoff Williams
                                                --------------------------------
                                        Title:  Secretary

                                        6544631 CANADA INC.



                                        Name:
                                        Title:


                                        Name:
                                        Title:


                                        INTELGENX CORP.



                                        Name:   /s/ Horst Zerbe
                                                --------------------------------
                                        Title:  CEO, Director


                                        Name:   /s/ Ingrid Zerbe
                                                --------------------------------
                                        Title:  Director
                          )
                          )
                          )
Witness                   )             /s/ Horst Zerbe
                          )             ----------------------------------------
                          )             Horst Zerbe
                          )
                          )
Witness                   )             /s/ Ingrid Zerbe
                          )             ----------------------------------------
                          )             Ingrid Zerbe
                          )
                          )
Witness                   )             /s/ Joel Cohen
                          )             ----------------------------------------
                          )              Joel Cohen

                                  SCHEDULE "A"

                                   DEFINITIONS

Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the following meanings:

         (a) "Agreement" means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended in effect.

         (b)  "Big Flash" means Big Flash Corp.

         (c) "Big Flash Financial Statements" means the audited financial statements of Big Flash for the 2005 and 2004 fiscal years.

         (d) "Big Flash SEC Documents" shall mean all forms, reports, statements, schedules, registration statements and other documents required to be filed by Big Flash with the United States Securities and Exchange Commission (including any such forms, reports, statements, schedules and other documents filed subsequent to the date hereof).

         (e) "Big Flash Shares" means the shares in the common stock of Big Flash exchangeable for the Exchangeable Shares.

         (f)  "Bulletin  Board" means the  Over-the-Counter  Bulletin  Board, an
              over-the-counter   securities  market  operated  by  the  National
              Association of Securities Dealers.

         (g) "Business Day" means a day other than a Saturday or Sunday, on which Canadian chartered banks are open for the transaction of domestic business in Toronto, Ontario.

         (h) "Canadian Securities Law" means the securities laws of any province or territory of Canada in which recipients of any shares issued or transferred under this Agreement may reside, and the regulations, rules and policies promulgated thereunder, in each case as amended from time to time.

         (i) "Canadian Securities Regulators" means the securities commissions or other Governmental Authorities authorized to administer and enforce securities laws in any province or territory of Canada.

         (j) "Claim" means any claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees and other expenses reasonably incurred in connection with any of the foregoing.

         (k) "Closing" means the completion of the purchase of the Purchased Shares by Exchangeco in accordance with the terms and conditions of this Agreement.

         (l) "Closing Date" means the date hereof, or such earlier or later date as the Parties may agree on.

         (m)  "Closing Time" means 2:00 p.m. (Toronto time) on the Closing
                  Date, or such earlier or later time on the Closing Date as the Parties may agree to.

         (n) "Company" means IntelGenx Corp., a corporation incorporated under the Canada Business Corporations Act.

         (o)  "Company   Financial   Statements"  means  the  audited  financial
              statements of the Company for the 2005 and 2004 fiscal years.

         (p) "Constating Documents" means (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person and (iii) any amendment to any of the foregoing.

         (q) "Court Order" shall mean any judgement, decision, consent decree, injunction, ruling or order of any federal, provincial, state or local court or governmental agency, department or authority that is binding on a specified person, persons, entity or entities or its or their property under applicable law.

         (r) "Encumbrance" means any mortgage, charge, pledge, hypothecation, debenture, lien, security interest, encumbrance, claim, option, right of first refusal, community of property or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income, or exercise of any other attribute of ownership, regardless of form and whether consensual or arising by operation of law, other than a Permitted Encumbrance.

         (s)  "Escrow Agent" means Equity Transfer Services Inc.

         (t) "Escrow Agreement" means the escrow agreement relating to the Exchangeable Shares and Big Flash Shares to be entered into by Big Flash, Exchangeco, the Vendors and the Escrow Agent on or before Closing.

         (u) "Exchangeable Shares" means Class A Special Shares of Exchangeco bearing the rights, privileges and restrictions described in Schedule "A" to the Support Agreement.

         (v) "Exchange and Voting Trust Agreement" means the exchange and voting trust agreement to be entered into by Big Flash, Exchangeco and the Trustee on or before Closing.

         (w)  "Exchangeco" means 6544631 Canada Inc.

         (x) "Governmental Authority" means any applicable Canadian or U.S. federal, provincial, state or municipal government, agency, ministry, commission, crown corporation, department, inspector, official or body of any kind exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

         (y) "Governmental Charges" means all fees, levies and charges imposed by a Governmental Authority.

         (z) "Intellectual Property" means domestic and foreign: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) software; and (viii) any other intellectual property and industrial property;

         (aa) "material" means, when used with respect to an obligation, contract, liability or any other matter, that the obligation, contract, liability or such other matter is of such a nature as to be substantially likely to be considered important to a reasonable investor in making an investment decision, including a decision to purchase, hold or sell securities of the Person in question.

         (bb) "Material Adverse Change" means a material adverse change in or a material adverse effect on the businesses, assets, operations, results of operations or financial condition of a Person and its subsidiaries (if any) taken as a whole, provided that any adverse effects arising from or relating to the following matters (individually and in the aggregate) shall be excluded in determining whether such a material adverse effect has occurred:
              (i) general economic conditions or conditions (including conditions in financial markets) generally prevailing in the industry or market segment in which the corporate entity and its subsidiaries conduct their respective businesses, (ii) the announcement or pendency of the transactions contemplated in this Agreement or the closing or pendency of any transaction of the Parties which was publicly announced as of the date of this Agreement; and (iii) the taking by any Party of any action (or omission by any Party to take any action) at the request of or with the permission of the other Parties; provided, further, that a decline in the public trading price of the common shares of Big Flash shall not by itself constitute a Material Adverse Change.

         (cc) "Material Contracts" means those contracts and agreements of the Company which are listed in Schedule "H" hereto;

         (dd) "Ordinary Course of Business", with respect to an action taken by a Person, means:

              (i) an action consistent with the past practices of such Person and taken in the ordinary course of the normal operations of such Person;

              (ii) an  action  not  required  to be  authorized  by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and not required to be specifically authorized by the parent company (if any) of such Person; and

             (iii) an  action  similar  in  nature  and  magnitude   to  actions
                   customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

         (ee) "Parties" means the parties to this Agreement and "Party" means any one of them.

         (ff) "Permitted Encumbrance" shall mean: (i) materialmen's, mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business for amounts not yet due or which have been disclosed to Big Flash as being contested in good faith by appropriate proceedings, (ii) liens for taxes, assessments and governmental charges not yet due or due but for which notice of assessment has not been given or any taxes, assessments and governmental charges which have been disclosed to Big Flash as being contested in good faith by appropriate proceedings, (iii) liens to secure performance of statutory obligations, (iv) any lien securing any purchase money indebtedness incurred in the ordinary course of business and reflected in the referenced party's financial statements, (v) liens of lessors under leases,
              (vi) undetermined or inchoate liens, charges and privileges incidental to current operations and statutory liens, charges, adverse claims, security interests or encumbrances of any nature whatsoever claimed or held by any Governmental Authority which have not at the time been filed or registered against the title to the asset or served upon the referenced party pursuant to law or which relate to obligations not due or delinquent, and (vii) security given in the ordinary course of business to any public utility, municipality or government or to any statutory or public authority in connection with the operations of the business of the referenced party, other than security for borrowed money.

         (gg) "Person" means any individual, corporation (including any non-profit corporation), body corporate, partnership, limited partnership, limited liability company, joint venture, society, association, trust, unincorporated organization, Governmental Authority or other entity, or any trustee, executor, administrator, or other legal representative.

         (hh) "Purchased Shares" means common shares of the Company held by the Vendors as set out in Schedule "B" hereto.

         (ii) "Regulations" shall mean any applicable laws, statutes, ordinances, regulations, rules, court decisions, principles of law and orders of any foreign, federal, provincial, state or local government and any other governmental department or agency.

         (jj) "SEC" means the U.S. Securities and Exchange Commission.

         (kk) "Support Agreement" means the exchangeable share support agreement to be entered into by Big Flash, Exchangeco and the Trustee on or before Closing.

         (ll) "Tax Act" means the Income Tax Act (Canada), as amended from time to time.

         (mm) "Transaction"   means  the   transaction   contemplated   by  this
              Agreement.

         (nn) "Trustee" means Equity Transfer Services Inc.

         (oo) "U.S. Securities Law" means the United States Securities Act of 1933 and the United States Securities Exchange Act of 1934, the securities laws of any State of the United States of America, and the regulations, rules and policies promulgated thereunder, all as amended from time to time.

                                  SCHEDULE "B"

                COMPLETE LIST OF SHAREHOLDERS OF INTELGENX CORP.


---------------------------------------- -------------------------------------- --------------------------------------
    Name and Address of Shareholder         Number of Purchased Shares Held      Number of Exchangeable Shares to be
                                                                                              Received
---------------------------------------- -------------------------------------- --------------------------------------
              Horst Zerbe                             4,709,643.5                            4,709,643.5
             714 Main Road
        Hudson, Quebec J0P 1H0
---------------------------------------- -------------------------------------- --------------------------------------
             Ingrid Zerbe                             4,709,643.5                            4,709,643.5
             714 Main Road
        Hudson, Quebec J0P 1H0
---------------------------------------- -------------------------------------- --------------------------------------
              Joel Cohen                               1,571,713                              1,571,713
            2800 Cote Vertu
       Montreal, Quebec H4R 2M5
---------------------------------------- -------------------------------------- --------------------------------------

                                  SCHEDULE "C"

                              CONDITIONS OF CLOSING

1. Mutual Conditions of Closing. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the following conditions precedent have been satisfied in full at or before the Closing Time

         (a) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the Support Agreement, the Exchange and Voting Trust Agreement and the Escrow Agreement, the execution of this Agreement, the Support Agreement, the Exchange and Voting Trust Agreement and the Escrow Agreement, the Closing or the performance of any of the terms and conditions of this Agreement, the Support Agreement, the Exchange and Voting Trust Agreement and the Escrow Agreement shall have been obtained on or before the Closing Date.

         (b) No Claims - There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, the Support Agreement, the Exchange and Voting Trust Agreement or the Escrow Agreement, or otherwise claiming that this Agreement, the Support Agreement, the Exchange and Voting Trust Agreement or the Escrow Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

2. Conditions for Big Flash's and Exchangeco's Benefit. Big Flash and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance of the Big Flash Shares and Exchangeable Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

         (a) Accuracy of Representations - The representations and warranties of the Vendors set forth in section 3.1 of this Agreement and Part 1 of Schedule "D" thereto and the representations and warranties of the Vendors and the Company set forth in Part 4 of Schedule "D" of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Time as if made as of the Closing Time.

         (b) Performance of Obligations - The Vendors and the Company shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

         (c) Execution of Agreements - The Vendors shall have executed and delivered on or prior to the Closing the Escrow Agreement, substantially in the form of Schedule "F" to this Agreement

         (d) No Material Changes - There shall have been no Material Adverse Change in respect of the Company, and the Company shall not have sold or pledged any assets, issued any shares or entered into any transaction outside the Ordinary Course of Business.

         (e) No Claims - No action by any Governmental Authority or other person shall have been instituted or threatened that could reasonably be expected to materially (a) damage the business or financial condition of the Company if the transactions contemplated hereunder are consummated. There shall have been no determination by Big Flash that the consummation of the transactions contemplated by this Agreement has become inadvisable or impracticable solely by reason of the institution by any person or any federal, provincial or other Governmental Authority of litigation. There shall not be any Regulation or Court Order that makes the transaction contemplated by this Agreement, the issuance of the Big Flash Shares or the Exchangeable Shares contemplated hereby illegal or otherwise prohibited.

         (f) Approval - The transactions contemplated hereunder shall have been duly approved by the board of directors of Big Flash and Exchangeco.

         (g) Legal Opinion - The Company shall have delivered to Big Flash and Exchangeco an opinion of Heenan Blaikie LLP, counsel to the Vendors and the Company, dated as of the Closing Date, in a form satisfactory to Big Flash and Exchangeco.

         (h) Board Resolutions - Big Flash and Exchangeco shall have received from the Company resolutions adopted by the boards of directors of the Company approving this Agreement and the agreements and transactions contemplated hereby and thereby, certified by an officer of the Company.

         (i) Completion of Due Diligence - Big Flash, its counsel, agents or representatives, acting reasonably, shall have completed a legal due diligence process on the Company, and all matters relating thereto, including but without limitation, a review of the Company Financial Statements.

3. Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

         (a) Accuracy of Representations - The representations and warranties of Big Flash and Exchangeco set forth in sections 3.2 and 3.3 of this Agreement and Parts 2 and 3 of Schedule "D" thereto shall be true and correct as of the date of this Agreement and as of Closing Time as if made as of the Closing Time.

         (b) Performance of Obligations - Big Flash and Exchangeco shall have performed all of the obligations hereunder to be performed by them at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

         (c) Release of Guarantees - the bankers of the Company shall have delivered written releases of the guarantees given by certain of the Vendors pertaining to the Company's line of credit, such releases to be satisfactory in form and content to the Vendors.

         (d) Directors and Officers of Big Flash - Each of Horst Zerbe and Joel Cohen shall have been duly appointed as directors and senior officers of Big Flash.

         (e) Execution of Agreements - Big Flash and Exchangeco shall have executed and delivered on or prior to the Closing the Support Agreement, the Exchange and Voting Trust Agreement and the Escrow Agreement, substantially in the form of Schedules E, G and F respectively, to this Agreement

         (f) No Claims - No action by any Governmental Authority or other person shall have been instituted or threatened that could reasonably be expected to materially (a) damage the business or financial condition of Big Flash or Exchangeco if the transactions contemplated hereunder are consummated. There shall have been no determination by the Vendors that the consummation of the transactions contemplated by this Agreement has become inadvisable or impracticable solely by reason of the institution by any person or any federal, provincial or other Governmental Authority of litigation. There shall not be any Regulation or Court Order that makes the transactions contemplated by this Agreement, the issuance and/or transfer of the Big Flash Shares or the Exchangeable Shares contemplated hereby illegal or otherwise prohibited or that would prohibit the Vendors from selling the Big Flash Shares back into the United States in compliance with Rule 144 or other registration exemption under U.S. Securities Law.

         (g) No Material Change - Since December 31, 2005, there shall not have been any Material Adverse Change with respect to the financial or business condition of Big Flash except as disclosed in the Big Flash SEC Documents.

         (h) Legal Opinion - Big Flash and Exchangeco shall have delivered to the Vendors an opinion of Chitiz Pathak LLP and Leonard E. Neilson, P.C., counsel to Big Flash and Exchangeco, dated as of the Closing Date, in a form satisfactory to the Vendors.

         (i) Board Resolutions - The Vendors shall have received from Big Flash and Exchangeco resolutions adopted by the boards of directors of Big Flash and Exchangeco approving this Agreement and the agreements and transactions contemplated hereby and thereby, certified by an officer of Big Flash and Exchangeco, as applicable, respectively.

         (j) No Suspension - From the date hereof to the Closing Date, trading in the common shares of Big Flash shall not have been suspended by the United States Securities and Exchange Commission, and at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any market or exchange on which the common shares of Big Flash are listed or quoted for trading on the date in questions, nor shall a banking moratorium have been declared in respect of Big Flash by either the United States or Delaware State authorities.

         (k) Completion of Due Diligence - The Vendors, their counsel, agents or representatives, acting reasonably, shall have completed a legal due diligence process on Big Flash, and all matters relating thereto, including but without limitation, a review of the Big Flash Financial Statements.

                                  SCHEDULE "D"

                    REPRESENTATIONS, WARRANTIES AND COVENANTS


Part 1 - Representations, Warranties and Covenants of the Vendors. The Vendors hereby severally represent, warrant and covenant to Exchangeco and Big Flash as follows, and acknowledge that Exchangeco and Big Flash are relying on these representations, warranties and covenants in entering into this Agreement and performing their obligations under the same:

         (a) Capacity and Authority - If the Vendor is a corporation, the Vendor (i) has been duly formed and is a valid and subsisting corporation, (ii) has the necessary corporate capacity and authority to own the Purchased Shares, to execute and deliver this Agreement and the Escrow Agreement and to observe and perform its covenants and obligations hereunder, (iii) has taken all necessary corporate action in respect and (iv) the individual signing this Agreement and the Escrow Agreement on behalf of the Vendor has the authority to do so and to bind such Vendor by his signature. If the Vendor is a natural person, he or she has the capacity to (i) own the Purchased Shares and (ii) execute this Agreement and the Escrow Agreement and to take all actions required pursuant thereto.

         (b) Title to Purchased Shares - Each particular Vendor is the sole legal and beneficial owner of the Purchased Shares set out opposite its name in Schedule "B" hereto with good and marketable title thereto, free and clear of any Encumbrances.

         (c) No Option - No Person has any agreement, warrant, option or right, or a right capable of becoming an agreement for, the purchase of the Purchased Shares, or the purchase of any other securities of the Company.

         (d) Absence of Conflict - No Vendor is a party to, bound or affected by any agreement, which is material to the Vendor and, which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchased Shares as a consequence of the execution and delivery of this Agreement or the Escrow Agreement or the consummation of the transactions contemplated in this Agreement or the Escrow Agreement. The execution of this Agreement and Escrow Agreement and the consummation of transactions contemplated therein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of a Vendor (if not an individual), any Regulations, any court or administrative order or process, any material agreement or instrument to which a Vendor is party or by which it is bound or require the Vendor to obtain any approval, consent or waiver of, or make any filing with any person or entity (governmental or otherwise) which has not been obtained or made prior to the Closing Date except for such breaches, defaults, approvals, consents, waivers or filings as would not individually or in the aggregate constitute a Material Adverse Change in respect of the Vendor.

         (e) Residence - Each Vendor is a resident, within the meaning of the Tax Act, of the jurisdiction set out under their name in Schedule "B" hereto.

         (f) Binding Agreement - This Agreement has been and the Escrow Agreement will be when executed duly and validly executed and delivered by each Vendor and constitute legal, valid and binding obligations of each Vendor enforceable against the Vendor in accordance with their terms except as may be limited by laws of general application affecting the rights of creditors, bankruptcy, reorganization, insolvency or moratorium, and subject to the effect of general principles of equity, including the possible unavailability of specific performance or injunctive relief.

         (g) Bankruptcy/Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for a Vendor by the Vendor or (to the knowledge of the Vendor) by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of a Vendor.

         (h) Litigation - There are no judgments, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of a Vendor) commenced, (or to the knowledge of the Vendor) pending or threatened against or relating to a Vendor which may result in the imposition of a Encumbrance on the Purchased Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

         (i) EACH VENDOR: (I) ACKNOWLEDGES THAT INVESTMENT IN THE SECURITIES OF BIG FLASH IS HIGHLY SPECULATIVE AND INVOLVES A VERY HIGH DEGREE OF RISK AND SHOULD NOT BE MADE UNLESS THE VENDOR IS PREPARED TO, AND CAN AFFORD TO, LOSE THE ENTIRE INVESTMENT; (II) HAS SUFFICIENT KNOWLEDGE, SOPHISTICATION AND EXPERIENCE IN BUSINESS AND FINANCE TO CAPABLY EVALUATE INFORMATION CONCERNING BIG FLASH, (III) HAS HAD AN OPPORTUNITY TO REVIEW BIG FLASH'S PUBLICLY FILED REPORTS, AND TO ASK DETAILED QUESTIONS AND RECEIVE SATISFACTORY ANSWERS FROM REPRESENTATIVES OF BIG FLASH, (IV) HAS HAD ADEQUATE OPPORTUNITY TO REQUEST AND REVIEW ANY AND ALL OTHER DOCUMENTS AND INFORMATION RELEVANT TO VENDOR'S CONSIDERATION OF INVESTMENT IN THE BIG FLASH SECURITIES AND HAS OTHERWISE OBTAINED SUFFICIENT INFORMATION FROM BIG FLASH TO EVALUATE THE MERITS AND RISKS OF AN INVESTMENT IN BIG FLASH; (V) HAS INDEPENDENTLY CONSIDERED AND DISCUSSED SUCH PROSPECTIVE INVESTMENT WITH THE VENDOR'S BUSINESS, LEGAL, TAX AND FINANCIAL ADVISERS AS TO THE SUITABILITY OF SUCH INVESTMENT WITH RESPECT TO THE VENDOR'S PARTICULAR FINANCIAL SITUATION, AND (VI) ON THE BASIS OF THE FOREGOING, EACH VENDOR HAS DETERMINED THAT INVESTMENT IN THE SECURITIES OFFERED HEREBY IS A SUITABLE INVESTMENT.

Part 2 - Representations, Warranties and Covenants of Big Flash. Big Flash represents, warrants and covenants to the Vendors as follows and acknowledges that the Vendors are relying on these representations, warranties and covenants in entering into this Agreement and performing their obligations under the same:

         (a) Due Incorporation - Big Flash is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted or proposed to be conducted by it. Big Flash is not in violation of any terms of its

              Constating Documents. Big Flash is not required to be licensed or qualified to conduct its business in any other jurisdiction where it is not so licensed or qualified.

         (b) Capacity and Authority - Big Flash has the power and capacity and good and sufficient right and authority to enter into this Agreement, the Support Agreement, the Escrow Agreement and the Exchange and Voting Trust Agreement on the terms and conditions set forth in each such agreement, to perform its obligations under this Agreement, the Support Agreement, the Escrow Agreement and the Exchange and Voting Trust Agreement. The execution and delivery of this Agreement, the Support Agreement, the Escrow Agreement and the Exchange and Voting Trust Agreement and the completion of the transactions contemplated herein and therein has been duly and validly authorized by all necessary corporate action on the part of Big Flash, and no other action on the part of the board of directors or shareholders of Big Flash is required in connection therewith.

         (c) Binding Agreement - This Agreement has been and the Support Agreement, the Escrow Agreement and the Exchange and Voting Trust Agreement will be when executed duly and validly executed and delivered by Big Flash and constitute legal, valid and binding obligations of Big Flash enforceable against Big Flash in accordance with their terms except as may be limited by laws of general application affecting the rights of creditors, bankruptcy, reorganization, insolvency or moratorium, and subject to the effect of general principles of equity, including the possible unavailability of specific performance or injunctive relief.

         (d) Absence of Conflict - Big Flash is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the assets of Big Flash, Exchangeable Shares, Purchased Shares or Big Flash Shares as a consequence of the execution and delivery of this Agreement, the Support Agreement, the Escrow Agreement or the Exchange and Voting Trust Agreement or give rise to a right of termination of any indenture, loan or credit agreement, or other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Big Flash is a party or by which the property of Big Flash is bound or affected. The execution of this Agreement, Support Agreement, Escrow Agreement and the Exchange and Voting Trust Agreement and the consummation of transactions contemplated therein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of Big Flash, any Regulations, any court or administrative order or process, any agreement or instrument to which Big Flash is party or by which it is bound or require Big Flash to obtain any approval, consent or waiver of, or make any filing with, any person or entity (governmental or otherwise) which has not been obtained or made prior to the Closing Date except for such breach or defaults as would not individually or in the aggregate constitutea Material AdverseChange in respect of Big Flash.

         (e) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for Big Flash by Big Flash or (to the knowledge of Big Flash) by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of Big Flash.

         (f) Litigation - There are no judgments, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of Big Flash) commenced, or, to the knowledge of Big Flash, pending or threatened against or relating to Big Flash which may result in the imposition of an Encumbrance on the Exchangeable Shares or the Big Flash Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement. To the knowledge of Big Flash, no director or officer of Big Flash, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Big Flash, there is not pending or contemplated, any investigation by the SEC involving Big Flash or any current or former director or officer of Big Flash. Neither Big Flash nor any property or asset of Big Flash is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or to the knowledge of Big Flash, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

         (g) Capitalization - The authorized and outstanding capitalization of Big Flash consists of 20,000,000 common shares, par value $0.00001 per share, of which 1,500,000 common shares are issued and outstanding. All of the outstanding shares of capital stock of Big Flash have been validly issued and are outstanding as fully paid and non-assessable, shares of Big Flash. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and its Schedules. Except as a result of the purchase and sale of the Purchased Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for any common shares of Big Flash or contracts, commitments, understandings or arrangements by which Big Flash is or may become bound to issue additional common shares of Big Flash or rights convertible or exchangeable into shares of common stock of Big Flash, save as disclosed in Big Flash's SEC Reports. Filings with the SEC will not obligate Big Flash to issue common shares of Big Flash or other securities to any Person (other than each Vendor) and will not result in a right of any holder of Big Flash securities to adjust the exercise, conversion, exchange or reset price under such securities. Big Flash has reserved no common shares of Big Flash for issuance upon exercise of outstanding options or warrants to purchase common shares of Big Flash.

         (h) SEC Reports and Financial Statements - Big Flash has filed all reports, forms, statements, schedules, registration statements and other documents required to be filed by it under U.S. Securities Law for the two years preceding the date hereof (or such shorter period as Big Flash was required by law to file such material) (the foregoing materials, including the exhibits thereto and any forms, reports, statements, schedules, registration statements and other documents filed subsequent to the date hereof, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Big Flash has made available to the Vendors a true and complete copy of each SEC Report, and prior to the Closing Date, Big Flash will have furnished the Vendors with true and complete copies of any additional SEC Reports filed with the SEC by Big Flash prior to the Closing Date. All documents required to be filed as exhibits to the SEC Reports have been so filed, and all material contracts so filed as exhibits are in full force and effect, except as disclosed in the SEC Reports and those which have expired in accordance with their terms, and neither Big Flash nor any of its subsidiaries is in default thereunder. The SEC Reports (i) at the time they were filed or, if amended, as of the date of such amendment, complied in all material respects, and each report subsequently filed by Big Flash with the SEC will comply in all material respects, with all applicable requirements of U.S. Securities Law, as in effect on the date so filed, and
              (ii) did not or will not, at the time they were or will be filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. No subsidiary of Big Flash is required to file any form, report or other document with the SEC. Big Flash has not received any non-routine inquires or interrogatories, whether in writing or otherwise, from the SEC or any other Governmental Authority or been the subject of any investigation, audit, review or hearing by or in front of such persons, in each case with respect to any of the SEC Reports or any of the information contained therein. True and complete copies of any such written inquiries or interrogatories have been furnished to the Vendors and the Vendors have otherwise been made aware of any such oral inquiries or interrogatories, investigations, audits, reviews or hearings. The financial statements of Big Flash, including the notes thereto, included in the SEC Reports (the "Big Flash Financial Statements") are complete and correct in all material respects as of their respective dates, comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with U.S. GAAP applied on a basis consistent throughout the periods indicated and consistent with each other. The Big Flash Financial Statements fairly present in all material respects the consolidated financial condition, operating results and cash flows of Big Flash and its subsidiaries at the dates and during the periods indicated therein. There has been no change in Big Flash's accounting policies except as described in the notes to the Big Flash Financial Statements. Except as and to the extent set forth in the SEC Reports, none of Big Flash nor any of its subsidiaries has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), in each case that is required by US GAAP to be set forth on a consolidated balance sheet of Big Flash or in the notes thereto. Except as set forth in SEC Reports from December 31, 2005 through the date hereof (i) there has not been any Material Adverse Change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of Big Flash and its subsidiaries, taken as a whole, and (ii) Big Flash and its subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and Big Flash and its subsidiaries have not taken any action that, if taken after the date of this Agreement, would constitute a breach of the covenants set forth in Section 5.2 of this Agreement. Big Flash has designed such internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP (as such term is defined in National Instrument 52-107 Acceptable Accounting Principles, Auditing Standards and Reporting Currency) and Big Flash has disclosed in its most recent SEC Reports any changes in its internal control over financial reporting that has affected or is reasonably likely to affect its internal control over financial reporting.

         (i) Listing and Maintenance Requirements - Big Flash has not, in the 12 months preceding the date hereof, received notice from any trading market on which the common shares of Big Flash is or has been listed or quoted to the effect that Big Flash is not in compliance with the listing or maintenance requirements of such trading market and Big Flash is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such requirements.

         (j) Issuance and Securities Law - The Big Flash Shares issuable upon exercise of the Exchangeable Shares will: (i) be validly issued, fully paid and non-assessable and not subject to pre-emptive rights or other similar rights of shareholders; (ii) be free from all liens and charges with respect to the issuance thereof; (iii) be issued or transferred to the Vendors pursuant to a valid exemption under U.S. Securities Law; (iv) be issued or transferred to the Vendors pursuant to the prospectus and registration exemption contained in section 2.16 of NI 45-106 and section 4.5 of the Companion Policy to NI 45-106; (v) be subject to the hold period prescribed in section 2.6 of NI 45-102; (vi) be subject to the hold period prescribed by Rule 144 of U.S. Securities Act; and
              (xi) be registered or exempt from registration under applicable "blue sky laws".

         (k) Business Operations - Since its incorporation, Big Flash has not carried on any active business operations.

         (l) No Vote Required - No vote of the stockholders of Big Flash is required by Regulation, Big Flash's Constating Documents or otherwise in order for Big Flash and Exchangeco to consummate the transactions contemplated in this Agreement.

         (m) Securities and Blue Sky Laws - Big Flash shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Exchangeable Shares and the issuance and transfer of the Big Flash Shares in connection with the transactions contemplated hereby.

         (n) Commitments for Capital Expenditures - Big Flash is not committed to make any material capital expenditures, nor have any capital expenditures been authorized by Big Flash other than such expenditures as disclosed in the Big Flash Financial Statements.

         (o) Dividends and Distributions - Since the date of the Big Flash Financial Statements, Big Flash has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to any of the foregoing.

         (p)  Tax Matters

              (i) Big Flash has duly and on a timely basis prepared and filed all tax returns and other documents required to be filed by them in respect of all Governmental Charges and such returns and documents are complete and correct and clearly and fairly represent the information and tax status of Big Flash for the relevant period;

              (ii) Big Flash  has paid all  Governmental  Charges  which are due and. payable on or before the date hereof. Adequate provision was made in the Big Flash Financial Statements for all Governmental Charges for the periods covered by the Big Flash Financial Statements. To the best of the knowledge of Big Flash, Big Flash has no liability for Governmental Charges other than those provided for in the Big Flash Financial Statements and those arising in the Ordinary Course of Business of Big Flash since the date of the Big Flash Financial Statements and for which adequate provisions have been made on the books of Big Flash;

             (iii) there are no  actions,  suits,  proceedings,  investigations, enquiries or claims now pending or made or, to the knowledge of Big Flash, threatened against Big Flash in respect of Governmental Charges;

              (iv) there    are   no    Governmental    Charges,    assessments,
                   re-assessments, or levies of any whatsoever nature which Big Flash is required or will or could be required by law to withhold, collect or pay and for which Big Flash could become liable, including, but without limiting the generality of the foregoing, unemployment insurance, pension plan payments, non-resident withholding tax or similar assessments, except as disclosed in the Big Flash Financial Statements;

              (v) all Governmental Charges, assessments, levies and source deductions which Big Flash is required by law to withhold or to collect, including, without limitation, unemployment insurance, employment benefits, pension plan payments and non-resident withholding tax, have been, to the best of its knowledge, duly withheld or collected, and paid over to the proper governmental authorities, or held by Big Flash or on behalf of it as required, and such withholdings and collections and all other payments due in connection therewith are duly reflected in the Big Flash Financial Statements to the date as of which they were prepared and since that date will be duly entered in the accounts of Big Flash;

              (vi) there  are  no  agreements,  waivers  or  other  arrangements providing for any extension of time with respect to the filing of any tax return or other document or the payment of any Governmental Charges by Big Flash; and

             (vii) on or  before the Closing Date,  all returns of Big Flash for capital, excise, sales or use tax required to be filed by Big Flash before the Closing Date shall be fully prepared and filed before the Closing Date and all such Governmental Charges of every kind and description due or payable against or payable by Big Flash prior to the Closing Date in respect of Big Flash shall have been paid by Big Flash.

         (q) Inspection of Financial Books and Records - Until and including the Closing Time,Big Flash shall make available during normal business hours, to the representatives of the Company all material books, accounts, records and other financial and accounting data of Big Flash (including all available unaudited financial statements) in order to enable such representatives to make an examination of the same.

         (r) Inspection of Non-Financial Books and Records - Until and including the Closing Time, Big Flash shall make available during normal business hours, to Counsel for the Company all Material Contracts, minute books and other material corporate records and all documents of title and related records and other material data of Big Flash in order to enable such counsel to make an examination of the same.

         (s) Investment Canada Act - Following the Closing, Big Flash will file all required notices pursuant to the Investment Canada Act or the Competition Act (Canada).

Part 3 - Representations, Warranties and Covenants of Exchangeco. Exchangeco and Big Flash jointly and severally represent, warrant and covenant to the Vendors as follows and acknowledge that the Vendors are relying on these representations, warranties and covenants in entering into this Agreement and performing their obligations under the same:

(a) Due Incorporation - Exchangeco is a corporation duly incorporated and organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted or proposed to be conducted by it. Exchangeco is not in violation of any terms of its Constating Documents. Exchangeco is not required to be licensed or qualified to conduct its business in any other jurisdiction where it is not so licensed or qualified.

         (b) Capacity and Authority - Exchangeco has the power and capacity and good and sufficient right and authority to enter into this Agreement, Support Agreement, the Escrow Agreement and the Exchange and Voting Trust Agreement on the terms and conditions set forth in each such agreement and to perform its obligations under this Agreement, Support Agreement, Escrow Agreement and the Exchange and Voting Trust Agreement. The execution and delivery of this Agreement, Support Agreement, Escrow Agreement and the Exchange and Voting Trust Agreement and the completion of the transaction contemplated herein has been duly and validly authorized by all necessary corporate action on the part of Exchangeco, and no other action on the part of the board of directors or shareholders of Exchangeco is required in connection therewith.

         (c)  Binding  Obligation  - This  Agreement  has been  and the  Support
              Agreement, Escrow Agreement and the Exchange and Voting Trust Agreement will be when executed duly and validly executed and delivered by Exchangeco and constitute legal, valid and binding obligations on its part enforceable against Exchangeco in accordance with their terms except as may be limited by laws of general application affecting the rights of creditors, bankruptcy, reorganization, insolvency or moratorium, and subject to the effect of general principles of equity, including the possible unavailability of specific performance or injunctive relief.

         (d) Absence of Conflict - Exchangeco is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Exchangeable Shares or Big Flash Shares as a consequence of the execution and delivery of this Agreement, Support Agreement, Escrow Agreement or the Exchange and Voting Trust Agreement or the consummation of the transactions contemplated in this Agreement, Support Agreement, Escrow Agreement or the Exchange and Voting Trust Agreement or give rise to a right of termination of any indenture, loan or credit agreement, or other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Exchangeco is a party or by which the property of Exchangeco is bound or affected. Exchangeco's execution of this Agreement, Support Agreement, Escrow Agreement and the Exchange and Voting Trust Agreement and the consummation of transactions contemplated therein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of Exchangeco, any Regulations, court or administrative order or process, any agreement or instrument to which Exchangeco is party or by which it is bound or require Exchangeco to obtain any approval, consent or waiver of, or make any filing with, any person or entity (governmental or otherwise) which has not been obtained or made prior to the Closing Date except for such breach or defaults as would not individually or in the aggregate constitute a Material Adverse Change in respect of Exchangeco.

         (e) Capitalization - The authorized and outstanding capitalization of Exchangeco consists of an unlimited number of Common Shares and Class A Special Shares. All of the outstanding shares in the capital of Exchangeco have been validly issued and are outstanding as fully paid and non-assessable shares of Exchangeco. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and its Schedules. Except as a result of the purchase and sale of the Purchased Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for any shares of Exchangeco or contracts, commitments, understandings or arrangements by which Exchangeco is or may become bound to issue additional shares of Exchangeco or rights convertible or exchangeable into shares of Exchangeco.

         (f) Bankruptcy/Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for Exchangeco by Exchangeco or (to the knowledge of Exchangeco) by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of Exchangeco.

         (g) Litigation - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of Exchangeco) commenced, pending or threatened against or relating to Exchangeco which may result in the imposition of a Encumbrance on the Exchangeable Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement. Neither Exchangeco nor any property or asset of Exchangeco is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or to the knowledge of Exchangeco, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

         (h) Issuance and Securities Law - The Exchangeable Shares issuable to the Vendors will: (i) be validly issued, fully paid and non-assessable and not subject to pre-emptive rights or other similar rights of shareholders; (ii) be free from all liens and charges with respect to the issuance thereof; (iii) be issued to the Vendors pursuant to a valid exemption under U.S. Securities Law; (iv) be issued to the Vendors pursuant to the prospectus and registration exemption contained in section 2.16 of NI 45-106; (v) the exchange, redemption or retraction of the Exchangeable Shares for Big Flash Shares in accordance with the provisions of the Exchangeable Shares and the Exchange and Voting Trust Agreement shall be exempt from the prospectus and registration requirements of Canadian Securities Laws pursuant to the exemption contained in section 2.16 of NI 45-106 and section 4.5 of the Companion Policy to NI 45-106; (vi) be subject to the hold period prescribed in
              Section 2.4 of NI 45-102; (vii) be subject to the hold period prescribed by Rule 144 of U.S. Securities Act; and (viii) be registered or exempt from registration under applicable "blue sky laws".

         (i) Business Operations - Since its incorporation, Exchangeco has not carried on any active business operations.

         (j) No Vote Required - No vote of the stockholders of Exchangeco is required by Regulation, Excahngeco's Constating Documents or otherwise in order for Exchangeco to consummate the transactions contemplated in this Agreement.

         (k) Priority - Notwithstanding any term of Exchangeco's Constating Documents to the contrary, the terms and provisions of this Agreement and the Exchange and Voting Trust Agreement shall prevail such that the directors of Exchangeco will only authorize the exchange of the Exchangeable Shares for Big Flash Shares in accordance with the terms of the Exchange and Voting Trust Agreement.

         (l) Inspection of Financial Books and Records - Until and including the Closing Time, Exchangeco shall make available to the representatives of the Vendors all material books, accounts, records and other financial and accounting data of Exchangeco (including all available unaudited financial statements) in order to enable such representatives to make an examination of the same and shall cause the accountants of Exchangeco to give all such material information concerning the affairs of same to such representatives as such representatives may reasonably request.

         (m) Inspection of Non-Financial Books and Records - Until and including the Closing Time, Exchangeco shall make available to counsel for the Vendors all material contracts of Exchangeco, minute books and other corporate records and all documents of title and related records and other material data of Exchangeco in order to enable such counsel to make an examination of the same and without limiting the generality of the foregoing, including such technical and market information as the Vendors consider appropriate and all environmental permits, licenses and approvals.

Part 4 - Representations, Warrants and Covenants of the Vendors and the Company. The Vendors and the Company hereby jointly and severally represent, warrant and covenant to Exchangeco and Big Flash as follows, and acknowledge that Exchangeco and Big Flash are relying on these representations, warranties and covenants in entering into this Agreement and performing their obligations under the same:

         (a) Due Incorporation - The Company is a corporation duly incorporated and organized, validly existing and in good standing under the federal laws of Canada with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted or proposed to be conducted by it. The Company is not in violation of any terms of its Constating Documents. The Company is not required to be licensed or qualified to conduct its business in any other jurisdiction where it is not so licensed or qualified.

         (b) Authorized Capital. The authorized share capital of the Company consists of an unlimited number of Common Shares of which a total of 10,991,000 Shares are validly issued and outstanding as fully paid and non-assessable;

         (c) Shareholders of the Company - Schedule "B" hereto contains a complete and accurate list of each registered holder of issued and outstanding Purchased Shares and sets out the residence or principal place of business of each holder;

         (d) No Option to Purchase. Other than pursuant to the loan agreement to be entered into by the Company and Patrick J. Caruso, no person has any agreement, right or option (whether direct, indirect or contingent or whether pre-emptive, contractual or by law) to purchase, or otherwise acquire any of the unissued shares in the capital of the Company, or for the issue of any other securities of any nature or kind of the Company;

         (e) Exempt Take-Over Bid. The Company is not a "reporting issuer" as such term is defined in the Securities Act (Quebec), the Purchased Shares are not traded on an organized market and there are less than 50 security holders of the Company, excluding holders who are or have been employees of the Company or of an affiliate of the Company;

         (f) No Share Restrictions. Except as provided for in this Agreement, none of the outstanding Common Shares are subject to escrow restrictions, pooling arrangements, voting trusts or any form of shareholders agreements, whether voluntary or otherwise;

         (g) Material Contracts. Each Material Contract is in good standing and in full force and effect with no amendments except as set forth in Schedule "H" and the Company is entitled to all rights and benefits thereunder. The Material Contracts, including any amendments thereto or extensions thereof are, to the Vendors' knowledge, valid and binding obligations of the parties thereto enforceable in accordance with their respective terms. The Company has complied with all material terms of the Material Contracts, has paid all material amounts due thereunder, has not waived any material rights thereunder and no material default or breach exists in respect thereof on the part of the Company, or to the Vendors' knowledge, on the part of any of the other parties thereto and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach. All amounts payable to the Company under the Material Contracts, which have not yet been paid to the Company, are still due and owing to the Company without any right of set-off;

         (h)  Intellectual Property.


              (i) Attached as Schedule "I" is a list of all Intellectual Property described in clauses (i) and (iii) to (vi) of the definition of Intellectual Property, as well as all inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets and customer lists, owned by or licensed to the Company or used by the Company in carrying on its business.

              (ii) Schedule "I" includes  complete and accurate  particulars  of all registrations and applications for registration of the Intellectual Property owned by the Company. All of the Company's owned Intellectual Property which has been registered or applied for has been properly maintained and renewed by the Company in accordance with all applicable laws. (iii) Except as set forth in Schedule "I", the Company owns all right, title and interest in and to the Intellectual Property owned by the Company, free and clear of all liens and the Company has the right to use all the Intellectual Property used by it in carrying on its business. To the knowledge of the Company, it has taken all reasonable steps to protect its rights in and to its owned Intellectual Property, in each case in accordance with industry practice.

              (iv) Except as set forth in Schedule  "I", to the knowledge of the
                   Company, no person is currently infringing any of the Intellectual Property owned by, licensed to or used by the Company.

              (v) Except as set forth in Schedule "I", all current and former employees and consultants of the Company have entered into confidentiality, intellectual property assignment and proprietary information agreements with and in favour of the Company. Each such person has waived its non-assignable rights (including moral rights) to any Intellectual Property created by it on behalf of the Company

         (i) No Claims. To the knowledge of the Vendors, there are no claims, actions, suits, judgments, litigation or proceedings pending against or affecting the Company which will constitute or may constitute a Material Adverse Change for the Company after giving effect to the Transaction or which may prevent the completion of the Transaction, and the Company is not aware of any existing ground on which any such claim, action, suit, judgment, litigation or proceeding might be commenced with any reasonable likelihood of success;

         (j) Financial Statements. The audited financial statements of the Company and the notes thereto for the financial years ended December 31, 2005 and December 31, 2004 fairly present, in all material respects, the consolidated financial position, results of operations, earnings and cash flow of the Company as at the respective dates and for the periods indicated therein and such financial statements have been prepared in accordance with Canadian generally accepted accounting principles that were applicable as of the date thereof applied on a consistent basis;

         (k) No Material Adverse Change. There has been no Material Adverse Change in relation to the Company since December 31, 2005;

         (l) Not a Reporting Issuer. The Company is not a reporting issuer under the securities legislation of any province or territory of Canada.

         (m) Binding Agreement - This Agreement, has been duly and validly executed and delivered by the Company and constitutes legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

         (n) Absence of Conflict - The Company is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the assets of the Company or the Purchased Shares as a consequence of the execution and delivery of this Agreement or give rise to a right of termination of any indenture, loan or credit agreement, or other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company is a party or by which the property of the Company is bound or affected. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of the Company, any Regulations, any court or administrative order or process, any agreement or instrument to which the Company is party or by which it is bound or require the Company to obtain any approval, consent or waiver of, or make any filing with, any person or entity

              (governmental or otherwise) which has not been obtained or made prior to the Closing Date except for such breaches, defaults, approvals. consents, waivers or filings as would not individually or in the aggregate have a Material Adverse Affect on the Company.

         (o) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for the Company by the Company or (to the knowledge of the Company) by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Company.

         (p) No Guarantees - Except as disclosed in the Company Financial Statements, the Company is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Persons except in the Ordinary Course of Business.

         (q) Litigation - There are no judgments, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of the Company) commenced, or, to the knowledge of the Company, pending or threatened against or relating to the Company which may result in the imposition of an Encumbrance on the Purchased Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement. To the knowledge of the Company, no director or officer of the Company, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company The Company is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

         (r) Partnerships or Joint Ventures - Except as disclosed in the Material Contracts, the Company is not a partner or participant in any partnership, joint venture, profit-sharing arrangement or other association of any kind and is not a party to any agreement under which the Company agrees to carry on any part of its business or any other activity in such manner or by which the Company agrees to share any revenue or profit with any other Persons.

         (s) Officers and Directors of the Company - The only officers and directors of the Company are as hereinafter set forth:

                  Name                                Office
                  ----                                ------

                  Horst Zerbe       President, Chief Executive Officer
                                      and Director
                  Ingird Zerbe      Secretary, Director
                  Joel Cohen        Executive Vice-President,
                                      Chief Financial Officer and Director

         (t) Management Contracts - Except as provided in the Material Contracts, the Company is not a party to any written management contract or employment agreement, including without limitation, any contract which provides for the payment of severance in lieu of notice upon termination thereof or for a right of payment in the event of a change in control of the Company.

         (u) Corporate Records - As of the date hereof, the corporate records and minute books of the Company are materially complete and accurate. The share certificate books, register of transfers and register of directors and any similar corporate records of the Company are complete and accurate in all material respects.

         (v) Liabilities of the Company - There are no material liabilities, contingent or otherwise, of the Company of any kind whatsoever, including, without limitation, any bonds, debentures, mortgages, promissory notes, loan agreements, inter-company debt, or liabilities of any kind, other than the loan agreement between the Company and Patrick J. Caruso and:

              (i) liabilities disclosed or reflected in or provided for in the Company Financial Statements or this Agreement; and

              (ii) liabilities  incurred since the date of the Company Financial
                   Statements which were incurred in the Ordinary Course of Business.

         (w) Prepaid Expenses - All prepaid expenses reflected in the Company Financial Statements, and all expenses prepaid by the Company subsequent to the Company Financial Statements were prepaid in accordance with the regular business practices of the Company, consist of expenses that were incurred in the ordinary course of business of the Company, consistent with past practice, and are valued at reasonable amounts based on the Ordinary Course of Business of the Company within the past six months. There has not been any material write-down or write-off of, or other adjustments to, such prepaid expenses by the Company since the date of the Company Financial Statements.

                                  SCHEDULE "E"

                                SUPPORT AGREEMENT

                              Please see attached.

                                  SCHEDULE "F"

                                ESCROW AGREEMENT

                              Please see attached.

                     SCHEDULE "D" PART II DISCLOSURE ANNEX G

                           CAPITALIZATION OF BIG FLASH

Big Flash's authorized capital stock consists of 20,000,000 shares, all of which are common shares, par value $0.00001 per share. There are 1,500,000 common shares issued and outstanding as of the date hereof. There are no preferred shares authorized, issued or outstanding.

                                  SCHEDULE "G"

                       EXCHANGE AND VOTING TRUST AGREEMENT

                              Please see attached.

                                  SCHEDULE "H"

                               MATERIAL CONTRACTS

1. Development Agreement dated November 17, 2005 between IntelGenx Corp. and Cary Pharmaceutical Inc.

2. Development Agreement dated October 28, 2005 between IntelGenx Corp. and Novavax Inc.

3. Memorandum of Understanding dated October 26, 2005 between Keata Pharma Inc. and IntelGenx Corp.

4. Employment Agreement dated December 1, 2005 between IntelGenx Corp. and Horst Zerbe

5. Memorandum of Agreement dated December 1, 2005 between IntelGenx Corp. and Horst Zerbe

6.            Employment  Letter dated December 1, 2005 from IntelGenx  Corp. to
              Ingrid Zerbe

7. Confidentiality Agreement dated December 1, 2005 between IntelGenx Corp. and Ingrid Zerbe

8. Employment Agreement dated November 28, 2005 between IntelGenx Corp. and Pompilia Ispas-Szabo, as amended on January 9, 2006

9.            Employment  Agreement dated June 27, 2005 between  IntelGenx Corp.
              and Nadine Paiement

10. Consulting Agreement dated December 1, 2005 between IntelGenx Corp. and Joel Cohen.

                                  SCHEDULE "I"

                              INTELLECTUAL PROPERTY

----------- -------------------------------- ------------------------------------------ -------------------------
    No.          Patent/Application No.                        Title                       Date submitted/issued
----------- -------------------------------- ------------------------------------------ -------------------------
     1        US 6,231,957                   Rapidly Disintegrating Flavor Wafer for              05/2001
                                             Flavor Enrichment
----------- -------------------------------- ------------------------------------------ -------------------------
     2        US 6,660,292                   Rapidly Disintegrating Film for                      12/2003
                                             Precokked Foods
----------- -------------------------------- ------------------------------------------ -------------------------
     3        US Appl. 10/123,142            Flavored Film                                        04/2002
----------- -------------------------------- ------------------------------------------ -------------------------
     4        US Provisional Appl.           Multilayer Tablet                                    12/2005
              60,755,280
----------- -------------------------------- ------------------------------------------ -------------------------
     5        US Provisional Appl.           Multi-Vitamin And Mineral Supplement                 12/2005
              60/748,298
----------- -------------------------------- ------------------------------------------ -------------------------
     6        US Provisional Appl.           Delayed Release Pharmaceutical Oral                  12/2005
              60,772,547
----------- -------------------------------- ------------------------------------------ -------------------------


Notes:

(1) Ownership of all intellectual property is subject to a Movable Hypothec granted in favour of each of Jelf Caruso and the Business Development Bank of Canada pursuant to the laws of the Province of Quebec.

================================================================================

                       EXCHANGE AND VOTING TRUST AGREEMENT


THIS EXCHANGE AND VOTING TRUST AGREEMENT made as of the o, 2006.


AMONG: BIG FLASH CORP, a corporation subsisting under the laws of the State of Delaware;

                                 (the "Parent");

AND: 6544631 CANADA INC., a corporation incorporated under the laws of Canada;

                               (the "Purchaser");

AND: EQUITY TRANSFER SERVICES INC., a corporation incorporated under the federal laws of Canada;

                                (the "Trustee");

AND: EACH OF THOSE PERSONS holding shares of the Purchaser, as listed in Appendix A hereto;

                              (individually a "Shareholder" and collectively the "Shareholders");


WHEREAS the Purchaser is the wholly-owned subsidiary of the Parent;

WHEREAS pursuant to a share exchange agreement dated as of o, 2006 (the "Purchase Agreement") by and among the Parent, the Purchaser, the Shareholders and IntelGenx Corp. ("IntelGenx"), the Purchaser acquired all of the issued and outstanding common shares of IntelGenx from the Shareholders in consideration of: (i) the Purchaser issuing to the Shareholders a total of 10,991,000 Exchangeable Shares (as herein defined); and (ii) the Parent issuing the Parent Common Shares (as herein defined) to the Trustee to be held and dealt with by the Trustee in accordance with the terms of this Agreement;


WHEREAS as security for the Parent's covenant to issue common shares in its capital stock in exchange for Exchangeable Shares, the Parent agreed to issue 10,991,000 common shares (as herein defined as the "Parent Common Shares") to the Trustee;


AND WHEREAS in accordance with the Purchase Agreement, this Agreement stipulates the means by which: (i) the Shareholders have voting rights in the Parent; (ii) the Trustee holds the Parent Common Shares as security for the Parent's covenant to issue common shares in exchange for the Exchangeable Shares; and (iii) the Shareholders exercise their rights of conversion of the Exchangeable Shares;

NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

In this Agreement, the following terms shall have the following meanings:

"Affiliate" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise, provided that for the purpose of this Agreement, a Shareholder shall not be deemed to be an Affiliate of the Parent solely as a result of the ownership of Exchangeable Shares by such Shareholder, the rights of Shareholders under the Exchangeable Share Provisions, the Support Agreement and the Purchase Agreement, and the Shareholder being a beneficiary of the rights granted to the Trustee under this Agreement.

"Automatic Exchange Rights" means the benefit of the obligation of Parent to effect the automatic exchange of Exchangeable Shares for Parent Common Shares pursuant to section 4.11 hereof.

"Board of Directors" means the Board of Directors of the Purchaser.

"Business Day" means a day other than a Saturday, Sunday or a day when banks are not open for business in Montreal, Quebec.

"Current Market Price" shall have the meaning attributed to such term in the Exchangeable Share Provisions.

"Exchangeable Shares" means the Class A Special shares in the capital of the Purchaser, including the Exchangeable Shares issuable under the Purchase Agreement.

"Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attached to the Exchangeable Shares, substantially in the form set out in Schedule "A" to the Support Agreement.

"Insolvency Event" means the institution by the Purchaser of any proceeding to be adjudicated bankrupt or insolvent or to be dissolved or wound up, or the consent of the Purchaser to the institution of bankruptcy, insolvency, dissolution or winding up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Purchaser to contest in good faith any such proceedings commenced in respect of the Purchaser within fifteen (15) days of becoming aware thereof, or the consent by the Purchaser to the filing of any such petition or to the appointment of a receiver, or the making by the Purchaser of a general assignment for the benefit of creditors, or the admission in writing by the Purchaser of its inability to pay its debts generally as they become due, or the Purchaser not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to section 6.6 of the Exchangeable Share Provisions.

"Insolvency Exchange Right" has the meaning ascribed thereto in section 4.1.

"Liquidation Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions.

"Liquidation Event" has the meaning ascribed thereto in section 4.11(a).

"Liquidation Event Effective Date" has the meaning ascribed thereto in section 4.11(c).

"List" has the meaning ascribed thereto in section 3.8.

"Officer's Certificate" means, with respect to the Parent or the Purchaser, as the case may be, a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer of the Parent or the Purchaser, as the case may be.

"Parent Common Shares" means the shares of common stock of the Parent, par value of U.S.$0.00001, having voting rights of one vote per share, and any other securities into which such shares may be changed.

"Parent Consent" has the meaning ascribed thereto in section 3.2. "Parent Meeting" has the meaning ascribed in section 3.2. "Parent Successor" has the meaning ascribed thereto in section 11.1(a).

"Purchase Agreement" means the Purchase Agreement between the Parent, the Purchaser, IntelGenx and the Shareholders named therein, dated as of the same date hereof.

"Person" shall have the meaning attributed to such term in the Exchangeable Share Provisions.

"Redemption Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions.


"Retracted Shares" has the meaning ascribed thereto in section 4.6.

"Retraction Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions.


"Shareholders" means the registered holders from time to time of Exchangeable Shares, other than the Parent and its Affiliates, as listed in Appendix A hereto.

"Shareholder Votes" has the meaning ascribed thereto in section 3.2.

"Support Agreement" means that certain support agreement made as of the same date hereof between the Purchaser, the Parent and the Trustee.

"Trust" means the trust created by this Agreement.

"Trust Estate" means the Trust Shares, the Insolvency Exchange Right, the Automatic Exchange Rights and any other securities, money or other property which may be held by the Trustee from time to time pursuant to this Agreement.

"Trust Shares" has the meaning ascribed thereto in section 2.2.

"Trustee" means Equity Transfer  Services Inc., and subject to the provisions of
Article 10, includes any successor trustee.

"Voting Rights" has the meaning ascribed thereto in section 3.1.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

The division of this Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

 1.3     NUMBER, GENDER, ETC.

Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4      DATE FOR ANY ACTION

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                                  TRUST SHARES

2.1      ESTABLISHMENT OF TRUST

The purpose of this Agreement is to create the Trust for the benefit of the Shareholders, as herein provided. The Trustee will hold the Parent Common Shares issued pursuant to the requirements of the Purchase Agreement, Exchangeable Share Provisions and Support Agreement both to support the Parent's and the Purchaser's obligations thereunder in the event of default and to enable the Trustee to exercise the Voting Rights and will hold the Insolvency Exchange Right and Automatic Exchange Rights to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Shareholders as provided in this Agreement.

2.2      ISSUE AND OWNERSHIP OF THE PARENT COMMON SHARES

Upon execution of this Agreement, the Parent shall issue to and deposit with the Trustee a number of Parent Common Shares equal to the number of Exchangeable Shares issued to Shareholders under the Purchase Agreement, such shares to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Shareholders and in accordance with the provisions of this Agreement. From time to time, the Parent shall issue to and deposit with the Trustee additional Parent Common Shares as required under the Purchase Agreement, Exchangeable Share Provisions and Support Agreement, also to be held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Shareholders and in accordance with the provisions of this Agreement. All Parent Common Shares so issued and deposited by the Parent with the Trustee pursuant to this section 2.2 shall hereafter be referred to as the "Trust Shares". The Parent hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Shareholders of good and valuable consideration (and the adequacy thereof) for the issuance of the Trust Shares by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Trust Shares and, subject to the terms hereof, shall be entitled to exercise all of the rights and powers of an owner with respect to the Trust Shares, provided that the Trustee shall:

         (a) hold the Trust Shares and the legal title thereto as trustee solely for the use and benefit of the Shareholders in accordance with the provisions of this Agreement; and

         (b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Trust Shares and the Trust Shares shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

                                    ARTICLE 3
                                     VOTING

3.1      VOTING RIGHTS

The Trustee, as the holder of record of the Parent Common Shares, shall be entitled to all of the voting rights, including the right to vote in person or by proxy the Parent Common Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the stockholders of the Parent at a Parent Meeting or in connection with a Parent Consent (in each case as hereinafter defined) (the "Voting Rights"). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 7.14:

         (a) the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 3 from Shareholders entitled to instruct the Trustee as to the voting thereof at the time at which the Parent Meeting is held or a Parent Consent is sought; and

         (b) to the extent that no instructions are received from a Shareholder with respect to the Voting Rights to which such Shareholder is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

3.2      NUMBER OF VOTES

With respect to all meetings of stockholders of the Parent at which holders of shares of Parent Common Shares are entitled to vote (a "Parent Meeting") and with respect to all written consents sought by the Parent from its stockholders including the holders of shares of Parent Common Shares (a "Parent Consent"), each Shareholder shall be entitled to instruct the Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Shareholder on the record date established by the Parent or by applicable law for such Parent Meeting or Parent Consent, as the case may be (the "Shareholder Votes") in respect of each matter, question, proposal or proposition to be voted on at such Parent Meeting or to be consented to in connection with such Parent Consent.

3.3      LEGENDED SHARES CERTIFICATES

The Purchaser will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Shareholders of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Shareholders.

3.4      SAFEKEEPING OF CERTIFICATES

The certificate(s) representing the Trust Shares shall at all times be held in safe keeping by the Trustee or its agent.

3.5      MAILINGS TO SHAREHOLDERS OF EXCHANGEABLE SHARES

With respect to each Parent Meeting and Parent Consent, the Parent will mail or cause to be mailed (or otherwise communicate in the same manner as the Parent utilizes in communications to holders of Parent Common Shares) to each of the Shareholders named in the List (as defined below) on the same day as the initial mailing or notice (or other communication) with respect thereto is commenced by the Parent to its stockholders: (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of the Parent;

         (b) a statement that such Shareholder is entitled to instruct the Trustee as to the exercise of the Shareholder Votes with respect to such Parent Meeting or Parent Consent, as the case may be, or pursuant to section 3.9, to attend such Parent Meeting and to exercise personally the Shareholder Votes thereat as the proxy of the Trustee;

         (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

                  (i) a proxy to such Shareholder or his designee to exercise personally the Shareholder Votes; or

                  (ii) a proxy to a designated agent or other representative of the management of the Parent to exercise such Shareholder Votes;

         (d) a statement that if no such instructions are received from the Shareholder, the Shareholder Votes to which such Shareholder is entitled will not be exercised;

         (e) a form of direction whereby the Shareholder may so direct and instruct the Trustee as contemplated herein; and;

         (f) a statement of: (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Parent Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting; and (ii) the method for revoking or amending such instructions.

For the purpose of determining Shareholder Votes to which a Shareholder is entitled in respect of any Parent Meeting or Parent Consent, the number of Exchangeable Shares owned of record by the Shareholder shall be determined at the close of business on the record date established by the Parent or by applicable law for purposes of determining stockholders entitled to vote at such Parent Meeting or to give written consent in connection with such Parent Consent.

3.6      COPIES OF STOCKHOLDER INFORMATION

The Parent will deliver to the Shareholders copies of all proxy materials (including notices of Parent Meetings), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Parent Common Shares.

3.7      OTHER MATERIALS

Immediately after receipt by the Parent or any stockholder of the Parent of any material sent or given generally to the holders of Parent Common Shares by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), the Parent shall use its best efforts to obtain and deliver copies thereof to each Shareholder as soon as possible thereafter.

3.8      LIST OF PERSONS ENTITLED TO VOTE

The Purchaser shall (a) prior to each annual, general and special Parent Meeting or the seeking of any Parent Consent and (b) forthwith upon each request made at any time by the Trustee or the Parent in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Shareholders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Shareholder, in each case at the close of business on the date specified by the Trustee or the Parent in such request or, in the case of a List prepared in connection with a Parent Meeting or a Parent Consent, at the close of business on the record date established by the Parent or pursuant to applicable law for determining the holders of Parent Common Shares entitled to receive notice of and/or to vote at such Parent Meeting or to give consent in connection with such Parent Consent. Each such List shall be delivered to the Trustee or the Parent promptly after receipt by the Purchaser of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Parent to perform its obligations under this Agreement. The Parent agrees to give the Purchaser written notice (with a copy to the Trustee) of the calling of any Parent Meeting or the seeking of any Parent Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable the Purchaser to perform its obligations under this section 3.8.

3.9      ENTITLEMENT TO DIRECT VOTES

Any Shareholder named in a List prepared in connection with any Parent Meeting or Parent Consent will be entitled (a) to instruct the Trustee in the manner described in section 3.5 with respect to the exercise of the Shareholder Votes to which such Shareholder is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of the Trustee, the Shareholder Votes to which such Shareholder is entitled.

3.10     VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE AT MEETING

         (a) In connection with each Parent Meeting and Parent Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Shareholder pursuant to section 3.5, the Shareholder Votes as to which such Shareholder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Shareholder prior to the time and date fixed by the Trustee for receipt of such instructions in the notice given by the Parent to the Shareholder pursuant to section 3.5.

         (b) The Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Parent Meeting. Upon submission by a Shareholder (or its designee) of identification satisfactory to the Trustee's representative, and at the Shareholder's request, such representative shall sign and deliver to such Shareholder (or its designee) a proxy to exercise personally the Shareholder Votes as to which such Shareholder is otherwise entitled hereunder to direct the vote, if such Shareholder either (i) has not previously given the Trustee instructions pursuant to section 3.5 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Shareholder exercising such Shareholder Votes shall have the same rights as the Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

3.11     DISTRIBUTION OF WRITTEN MATERIALS

Any written materials to be distributed by the Parent to the Shareholders pursuant to this Agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as the Parent utilizes in communications to holders of Parent Common Shares) to each Shareholder at its address as shown on the books of the Purchaser. The Purchaser shall provide or cause to be provided to the Parent for this purpose, on a timely basis and without charge or other expense a current List of the Shareholders.

3.12     TERMINATION OF VOTING RIGHTS

All of the rights of a Shareholder with respect to the Shareholder Votes exercisable in respect of each Exchangeable Share held by such Shareholder shall be deemed to be surrendered by the Shareholder to the Parent and such Shareholder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Shareholder of the Insolvency Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for Parent Common Shares, as specified in
Article 4 (unless and until, in either case, the Trustee shall not have transferred and delivered to the Shareholder the requisite Parent Common Shares required to be transferred and delivered by the Trustee to the Shareholder), or upon the retraction or redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of the Purchaser pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by Parent pursuant to the exercise by Parent of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

                                   ARTICLE 4
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

4.1      GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT

The Parent hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Shareholders the right (the "Insolvency Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require the Parent to purchase from each or any Shareholder all or any part of the Exchangeable Shares held by the Shareholder and the Automatic Exchange Rights all in accordance with the provisions of this Agreement. The Parent hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Shareholders, of good and valuable consideration (and the adequacy thereof) for the grant of the Insolvency Exchange Right, and the Automatic Exchange Rights, by the Parent to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Insolvency Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Insolvency Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

         (a) hold the Insolvency Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Shareholders in accordance with the provisions of this Agreement; and

         (b) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Insolvency Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement, and shall not assign or transfer such rights except to a successor trustee hereunder.

The Insolvency Exchange Right and the Automatic Exchange Rights shall be and remain vested in and exercisable by the Trustee. Subject to section 7.14, the Trustee shall exercise the Insolvency Exchange Right only on the basis of instructions received pursuant to this Article 4 from Shareholders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Shareholder with respect to the Insolvency Exchange Right, the Trustee shall not exercise or permit the exercise of the Insolvency Exchange Right.

4.2      LEGENDED SHARE CERTIFICATES

The Purchaser will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Shareholders of:

         (a) their right to instruct the Trustee with respect to the exercise of the Insolvency Exchange Right in respect of the Exchangeable Shares held by a Shareholder; and

         (b)  the Automatic Exchange Rights.

4.3      PURCHASE PRICE

The purchase price payable by the Parent for each Exchangeable Share to be purchased by the Parent under the Insolvency Exchange Right shall be an amount per share equal to: (i) the Current Market Price of a Parent Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Insolvency Exchange Right plus; (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with
Article 3 of the Exchangeable Share Provisions (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends). In connection with each exercise of the Insolvency Exchange Right, the Parent will provide to the Trustee, as trustee for and on behalf of the Shareholders, an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied by (i) the Parent issuing and delivering to the Trustee for delivery by the Trustee to the Shareholders, one Parent Common and a cheque for the balance, if any, of the purchase price without interest; or (ii) the Parent instructing and directing the Trustee to transfer and deliver from the Trust Shares to the relevant Shareholder, one Parent Common Share and a cheque for the balance, if any, of the purchase price without interest.

4.4      EXERCISE INSTRUCTIONS

Subject to the terms and conditions set forth herein, a Shareholder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Insolvency Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Shareholder on the books of the Purchaser. To cause the exercise of the

Insolvency Exchange Right by the Trustee, the Shareholder shall deliver to the Trustee, in person or by certified or registered mail the certificates representing the Exchangeable Shares which such Shareholder desires the Parent to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the laws applicable to the Purchaser and the articles and by-laws of the Purchaser and such additional documents and instruments as the Trustee may reasonably require together with: (a) a duly completed form of notice of exercise of the Insolvency Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating: (i) that the Shareholder thereby instructs the Trustee to exercise the Insolvency Exchange Right so as to require the Parent to purchase from the Shareholder the number of Exchangeable Shares specified therein; (ii) that such Shareholder has good title to and owns all such Exchangeable Shares to be acquired by Parent free and clear of all liens, claims and encumbrances; (iii) the name in which the certificates representing Parent Common Shares to be issued or transferred in connection with the exercise of the Insolvency Exchange Right are to be issued; and (iv) the names and addresses of the persons to whom such new certificates should be delivered, and (b) payment (or evidence satisfactory to the Trustee, the Purchaser and the Parent of payment) of the taxes (if any) payable as contemplated by section 4.7 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by the Parent under the Insolvency Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Shareholder at the expense of the Purchaser.

4.5      DELIVERY OF PARENT COMMON SHARES; EFFECT OF EXERCISE

Promptly, and as soon as reasonably practicable after receipt of the certificates representing the Exchangeable Shares which the Shareholder desires the Parent to purchase under the Insolvency Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Insolvency Exchange Right (and payment of taxes as contemplated by section 4.7 of this Agreement, if any, or evidence thereof), duly endorsed for transfer to the Parent, Trustee shall notify Parent and Purchaser of its receipt of the same, which notice to Parent and Purchaser shall constitute exercise of the Insolvency Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and the Parent shall immediately thereafter upon receipt of such notice deliver or cause to be delivered to the Shareholder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Shareholder), certificates representing the number of Parent Common Shares deliverable in connection with the exercise of the Insolvency Exchange Right, which shares shall be, or shall have been, duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, and cheques for the balance, if any, of the total purchase price therefor. The Parent may fulfill its obligation under the previous sentence by instructing the Trustee to transfer and deliver to the Shareholder a number of Trust Shares equal to the number of Exchangeable Shares which the Shareholder desires the Parent to purchase under the Insolvency Exchange Right. The Parent shall, immediately upon receipt of such certificates representing the Exchangeable Shares from the Shareholder, deliver the certificates to the registered office of the Purchaser for cancellation. Immediately upon the giving of notice by the Trustee to the Parent and the Purchaser of the exercise of the Insolvency Exchange Right, as provided in this section 4.5, the closing of the transaction of purchase and sale contemplated by the Insolvency Exchange Right shall be deemed to have occurred, and the holder of such Exchangeable Shares shall be deemed to have transferred to the Parent its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a Shareholder in respect thereof, other than the right to receive the purchase price therefor, unless the requisite number of Parent Common Shares (together with a cheque for the balance, if any, of the total purchase price therefor) is not issued and delivered by the Parent to the Trustee and delivered by the Trustee to such Shareholder (or to such other persons, if any, properly designated by such Shareholder), or unless the Parent fails to deliver a written instruction to the Trustee to transfer a requisite number of Trust Shares to such Shareholder (or to such other persons, if any, properly designated by such Shareholder) or if the Parent delivered such written instruction to the Trustee, but the Trustee failed to transfer such requisite number of Trust Shares to such Shareholder, (or to such other persons, if any, properly designated by such Shareholder) within five (5) Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Shareholder shall remain unaffected until such Parent Common Shares are so issued and delivered by the Parent, or transferred and delivered by the Trustee, as the case may be, and any such cheque is so delivered and honoured. Concurrently with such Shareholder ceasing to be a Shareholder of Exchangeable Shares, the Shareholder shall be considered and deemed for all purposes to be the holder of Parent Common Shares delivered to it pursuant to the Insolvency Exchange Right.

4.6      EXERCISE OF INSOLVENCY EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

In the event that a Shareholder has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Purchaser to redeem any or all of the Exchangeable Shares held by the Shareholder (the "Retracted Shares") and is notified by the Purchaser pursuant to section 6.6 of the Exchangeable Share Provisions that the Purchaser will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Shareholder has not revoked the retraction request delivered by the Shareholder to the Purchaser pursuant to section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Shareholder to the Trustee instructing the Trustee to exercise the Insolvency Exchange Right with respect to those Retracted Shares which the Purchaser is unable to redeem. In any such event, the Purchaser hereby agrees with the Trustee and in favour of the Shareholder promptly to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Shareholder to the Purchaser (including without limitation a copy of the retraction request delivered pursuant to section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Insolvency Exchange Right with respect to the Retracted Shares that the Purchaser is not permitted to redeem and will require Parent to purchase such shares in accordance with the provisions of this Article 4.

4.7      STAMP OR OTHER TRANSFER TAXES

Upon any sale of Exchangeable Shares to the Parent pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Parent Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of, or transferred to, the Shareholder of the Exchangeable Shares so sold without charge to the Shareholder of the Exchangeable Shares so sold; provided, however that such Shareholder: (i) shall pay (and none of the Parent, the Purchaser nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Shareholder; or (ii) shall have established to the satisfaction of the Trustee, the Parent and the Purchaser that such taxes, if any, have been paid.

4.8      NOTICE OF INSOLVENCY EVENT

Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, the Purchaser and the Parent shall give written notice thereof to the Trustee and the Shareholders, which notice shall contain a brief statement of the right of the Shareholders with respect to the Insolvency Exchange Right.

4.9      QUALIFICATION OF PARENT COMMON SHARES

The Parent represents and warrants that it has taken all actions and done all things as are necessary under any United States or Canadian federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfilment of any other legal requirement (collectively, the "Applicable Laws") as they exist on the date hereof and will in good faith expeditiously take all such actions and do all such things as are necessary under Applicable Laws as they may exist in the future to cause the Parent Common Shares to be issued and delivered, or transferred and delivered, as the case may be, pursuant to the Exchangeable Share Provisions, the Insolvency Exchange Right or the Automatic Exchange Rights. If any Parent Common Shares (or other shares or securities into which Parent Common Shares may be reclassified or changed as contemplated by section 2.7 of the Support Agreement) to be issued and delivered, or transferred and delivered, as the case may be, hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Applicable Laws or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by Parent and delivered by Parent, or may be transferred and delivered by the Trustee at the direction of Parent, as the case may be, to the holder of surrendered Exchangeable Shares, Parent will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such Parent Common Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under Applicable Laws. Parent will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all Parent Common Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Parent Common Shares (or such other shares or securities) have been listed by Parent and remain listed and are quoted or posted for trading at such time.

4.10     RESERVATION OF PARENT COMMON SHARES

The Parent hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Parent Common Shares: (a) as is equal to the sum of: (i) the number of Exchangeable Shares issued and outstanding from time to time; and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit the Purchaser and the Parent to meet their respective obligations hereunder, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to which the Parent may now or hereafter be required to issue Parent Common Shares. To the extent permitted under Article 5 hereof, the Trust Shares may be used to satisfy the Parent's obligations under this section 4.10.

4.11     AUTOMATIC EXCHANGE ON LIQUIDATION OF THE PARENT

         (a) The Parent will give the Trustee and the Shareholders notice of each of the following events (each a "Liquidation Event") at the time set forth below:

              (i) in the event of any determination by the board of directors of the Parent to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Parent or to effect any other distribution of assets of the Parent among its shareholders for the purpose of winding up its affairs, at least sixty (60) days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

              (ii) immediately,  upon the  earlier of: (i) receipt by the Parent of notice of; and (ii) the Parent otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Parent or to effect any other distribution of assets of the Parent among its shareholders for the purpose of winding up its affairs.

         (b) Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Parent Common Shares provided for in section 4.11(c).

         (c) In order that the Shareholders will be able to participate on a pro rata basis with the holders of Parent Common Shares in the distribution of assets of the Parent in connection with a
              Liquidation Event, on the fifth Business Day prior to the effective date of a Liquidation Event (the "Liquidation Event Effective Date") all of the then outstanding Exchangeable Shares shall be automatically exchanged for Parent Common Shares. To effect such automatic exchange, the Parent shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Liquidation Event Effective Date and held by Shareholders, and each Shareholder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to: (a) the Current Market Price of one (1) Parent Common Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by the Parent delivering or causing to be delivered to the Shareholder one Parent Common Share; plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Article 3 of the Exchangeable Share Provisions (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends). In connection with such automatic exchange, the Parent will provide to the Trustee and the Shareholders an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share, together with a notice of the anticipated Liquidation Event Effective Date.

              (d) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Parent Common Shares shall be deemed to have occurred, and each Shareholder shall be deemed to have transferred to the Parent all of the Shareholder's right, title and interest in and to its Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a Shareholder of such Exchangeable Shares and the Parent shall deliver or cause to be delivered to the
                   Shareholder Parent Common Shares deliverable upon the automatic exchange of Exchangeable Shares for Parent Common Shares and shall deliver to the Shareholder a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares. Concurrently with such Shareholder ceasing to be a Shareholder, the Shareholder shall be considered and deemed for all purposes to be the holder of Parent Common Shares issued or transferred to it pursuant to the automatic exchange of Exchangeable Shares for Parent Common Shares and the certificates held by the Shareholder previously representing the Exchangeable Shares exchanged by the Shareholder with the Parent pursuant to such automatic exchange shall thereafter be deemed to represent Parent Common Shares issued, or caused to be transferred, by the Parent to the Shareholder pursuant to such automatic exchange. Upon the request of a Shareholder and the surrender by the Shareholder of Exchangeable Share certificates deemed to represent Parent Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as the Parent may reasonably require, the Parent shall deliver or cause to be delivered to the Shareholder certificates representing Parent Common Shares of which the Shareholder is the holder.

4.12     WITHHOLDING RIGHTS

The Parent and the Trustee shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Shareholder such amounts as the Parent or the Trustee is required or permitted to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986 as amended (the "Code"), the Income Tax Act (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Shareholder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a Shareholder exceeds the cash portion of the consideration otherwise payable to the Shareholder, the Parent or the Trustee is hereby authorized to sell or otherwise dispose of at fair market value such portion of the consideration as is necessary to provide sufficient funds to the Parent or the Trustee, as the case may be, in order to enable it to comply with such deduction or withholding requirement and shall account to the relevant Shareholder for any balance of such sale proceeds.

                                   ARTICLE 5
                                    DIVIDENDS

5.1 The holders of Exchangeable Shares will be entitled to participate in all dividends declared by the Purchaser, in accordance with the provisions of the Exchangeable Share Provisions and the Support Agreement.

5.2 The Trustee hereby expressly waives, for and on its own behalf and on behalf of all Shareholders, all rights to receive dividends of every nature as may be payable to it as holder of the Trust Shares, and the parties acknowledge that the Parent need not include the Trust Shares in its calculations for purposes of determining the payment of dividends, and need not pay or distribute any dividends (either in cash, shares or otherwise) to the Trustee as holder of the Trust
         Shares, provided however that such waiver may be rescinded by the Trustee upon receipt of notice from a Shareholder that the Purchaser has omitted to pay any dividends otherwise payable or that either the Parent or the Purchaser contests the right of the holders of Exchangeable Shares to receive dividends, or the right to receive dividends on the Exchangeable Shares that are otherwise in doubt whereupon the Parent will pay and the Trustee shall collect all dividends paid on the Trust Shares from time to time until the Trustee receives an Officer's Certificate from the Purchaser certifying that the Purchaser is in compliance with its obligations to pay dividends in accordance with the Exchangeable Share Provisions. Any dividends received by the Trustee on the Trust Shares shall be paid to the Shareholders in the same manner as dividends would have been paid by the Purchaser to the holders of Exchangeable Shares.

5.3 For clarity, the Voting Rights and exchange rights granted by the Parent hereunder to the Trustee, as trustee for and on behalf of, and for the use and benefit of, the Shareholders do not in any manner confer any additional rights to the Trustee or the Shareholders, including, but subject to the provisions of the Support Agreement, any rights to receive or participate in dividends declared or paid by the Parent.

                                   ARTICLE 6
                               SUPPORT PROVISIONS

6.1      USE OF TRUST SHARES IN CONNECTION WITH SUPPORT AGREEMENT

Pursuant to section 2.3 of the Support Agreement, the Trust Shares provide additional security for the Parent's and the Purchaser's obligations under the Purchase Agreement, the Exchangeable Share Provisions and the Support Agreement.

In the event that the Purchaser and the Parent both default on their obligations to acquire the Exchangeable Shares pursuant to the Exchangeable Share Provisions, the Support Agreement, or Article 4 of this Agreement, a Shareholder may provide written notice to the Parent, the Purchaser and the Trustee of such default. If such default is not cured within ten (10) Business Days, the Shareholder may provide written notice to the Trustee of such failure to cure. The Trustee shall then use the Trust Shares to satisfy the Parent's obligation to acquire the Exchangeable Shares as if the Parent had instructed the Trustee to use the Trust Shares for such purpose pursuant to section 4.5 hereof. The Exchangeable Shares acquired by the Trustee in such transaction shall be delivered to the Parent. In the event that the Trustee uses the Trust Shares to so acquire Exchangeable Shares, and if the Parent is obligated to pay any declared but unpaid dividends (or dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with
Article 3 of the Exchangeable Share Provisions), the Parent shall remain obligated to pay such amount to the Shareholder.

6.2      APPLICATION OF TRUST SHARES

At such time as either the Purchaser or the Parent acquires Exchangeable Shares from a Shareholder, it shall provide the Trustee with an Officer's Certificate specifying: (i) the former Shareholder; (ii) the number of Exchangeable Shares acquired; (iii) the form of the acquisition, designated by the provision of the applicable agreement (Exchangeable Share Provisions, Support Agreement or this Agreement); and (iv) the date of such acquisition. If such certification is made, the Trustee shall deliver to the Parent a number of Trust Shares equal to the number of Exchangeable Shares so acquired by the Parent (or, if so requested by the Parent, deliver such Parent Common Shares to the former Shareholder on behalf of the Parent).

                                   ARTICLE 7
                             CONCERNING THE TRUSTEE

7.1      POWERS AND DUTIES OF THE TRUSTEE

The rights, powers and authorities of the Trustee under this Agreement, in its capacity as trustee of the Trust, shall include:

         (a) receipt and deposit of the Trust Shares from the Parent as trustee for and on behalf of the Shareholders in accordance with the provisions of this Agreement;

         (b) granting proxies and distributing materials to Shareholders as provided in this Agreement;

         (c) voting the Shareholder Votes in accordance with the provisions of this Agreement;

         (d) receiving the grant of the Insolvency Exchange Right and the Automatic Exchange Rights from the Parent as Trustee for and on behalf of the Shareholders in accordance with the provisions of this Agreement;

         (e) exercising the Insolvency Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from the Shareholders Exchangeable Shares and other requisite documents and delivering to such Shareholders Parent Common Shares and cheques, if any, to which such Shareholders are entitled upon the exercise of the Insolvency Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

         (f)  holding title to the Trust Estate;

         (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

         (h) taking action on its own initiative or at the direction of a Shareholder or Shareholders to enforce the obligations of the Parent and the Purchaser under this Agreement; and

         (i) taking such other actions and doing such other things as are specifically provided in this Agreement.

In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary or appropriate to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. Notwithstanding anything to the contrary herein, the Trustee shall have no obligation to exercise any discretion in the performance of its obligations hereunder and shall only be required to act upon the express written instructions of the Parent, the Purchaser or the Shareholders. For greater certainty, the Trustee shall have only those duties as are set out specifically in this Agreement.

The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Shareholders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notice shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and, in the absence of such notice, the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

7.2      NO CONFLICT OF INTEREST

The Trustee represents to the Purchaser and the Parent that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within ninety (90) days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 9.

7.3      DEALINGS WITH THIRD PARTIES

         The Purchaser and the Parent irrevocably authorize the Trustee, from time to time, to: (a) consult, communicate and otherwise deal with any respective registrars, transfer agents, payment agents or any other person or entity appointed from time to time by the Parent or the Purchaser in connection with any matter relating to the Exchangeable Shares and Parent Common Shares; and

         (b) requisition, from time to time: (i) from any such registrar, transfer agent, payment agent or other person or entity, appointed from time to time by the Parent or the Purchaser, as applicable, any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement; and (ii) from the Parent or the transfer agent of Parent Common Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Insolvency Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 4 hereof. The Purchaser and the Parent irrevocably authorize their respective registrars, transfer agents and payment agents, or any other authorized agent appointed from time to time by the Parent or the Purchaser to comply with all such requests.

7.4      BOOKS AND RECORDS

The Trustee shall keep available for inspection, during normal business hours, by the Parent and the Purchaser, at the Trustee's principal office in Toronto, correct and complete books and records of account relating to the Trustee's actions under this Agreement, including without limitation all information relating to mailings and instructions to and from Shareholders and all transactions pursuant to the Insolvency Exchange Right and the Automatic Exchange Rights.

7.5      INCOME TAX RETURNS AND REPORTS

The Trustee will allocate and distribute all income and losses of the Trust to the Shareholders in each year such that the Trust is not in a position to pay any tax. Shareholders will be individually and personally responsible for all income and losses incurred by the Trust. In this regard, the Parent will retain tax counsel on behalf of the Trust, and agrees to prepare and distribute to each Shareholder all necessary tax forms for them to complete their United States and Canadian tax returns. The Shareholders may obtain the advice and assistance of such experts as they may consider necessary or advisable.

7.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Shareholder upon such Shareholder furnishing to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Shareholder shall be obligated to furnish to the Trustee any such security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the voting of the Trust Shares pursuant to
Article 3 and with respect to the Insolvency Exchange Right and Automatic Exchange Rights pursuant to Article 4.

The Trustee shall not be required to expend any of its own funds or otherwise incur any financial liability in the exercise of any of its rights, powers, duties or authorities, but instead shall be entitled to be fully funded, given security and indemnity in advance as aforesaid.

7.7      ACTIONS BY SHAREHOLDERS

Shareholders shall be entitled to take proceedings in any court of competent jurisdiction to enforce any of their rights hereunder as against the Purchaser and the Parent.

7.8      RELIANCE UPON DECLARATIONS

The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of section 7.9, if applicable, and with any other applicable provisions of this Agreement.

7.9      EVIDENCE AND AUTHORITY TO TRUSTEE

The Purchaser and/or the Parent shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by the Purchaser and/or the Parent or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement including, without limitation, in respect of the Voting Rights, Insolvency Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of the Purchaser and/or the Parent forthwith if and when:

         (a) such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this section 7.9; or

         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives the Purchaser and/or the Parent written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of an Officer's Certificate of the Purchaser and/or the Parent, a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

Whenever such evidence relates to a matter other than the Voting Rights, the Insolvency Exchange Right or the Automatic Exchange Rights or the taking of any other action to be taken by the Trustee at the request or on the application of the Parent and/or the Purchaser, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of the Purchaser and/or the Parent shall be in the form of an Officer's Certificate or a statutory declaration.

Each statutory declaration, Officer's Certificate, opinion, report or other paper or document furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

         (c) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

         (d)  describing   the   nature   and  scope  of  the   examination   or
              investigation upon which he based the statutory declaration, certificate, statement or opinion; and

         (e) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

7.10     EXPERTS, ADVISORS AND AGENTS

The Trustee may:

         (a) in relation to these presents, act and rely on the opinion or advice of or information obtained from any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by the Purchaser and/or the Parent or otherwise, and may employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid without taxation for costs and fees; and

         (b) employ such agents and other assistants as it may reasonably require for the proper discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it,

(and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust without taxation for costs and fees, which compensation reimbursement may be requested to be received in advance prior to undertaking any actions hereunder.

7.11     INVESTMENT OF MONEYS HELD BY THE TRUSTEE

Unless otherwise provided in this Agreement, any moneys held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two (2) years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of the Purchaser. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any bank, loan or trust company authorized to accept deposits under the laws of the United States, Canada or any state or province thereof, at the rate of interest then current on similar deposits.

7.12     TRUSTEE NOT REQUIRED TO GIVE SECURITY

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

7.13     TRUSTEE NOT BOUND TO ACT ON CORPORATION'S REQUEST

Except as in this Agreement or otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Purchaser and/or the Parent or the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

7.14     CONFLICTING CLAIMS

If conflicting claims or demands are made or asserted with respect to any interest of any Shareholder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Shareholder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (b) all differences with respect to the Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

7.15     ACCEPTANCE OF TRUST

The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions set forth herein and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Shareholders, subject to all the terms and conditions set forth herein.

7.16     VALIDITY OF CERTIFICATES

If at any time in the performance of its duties under this Agreement, it shall be necessary for the Trustee to receive, accept, act or rely upon any certificate, notice, request, waiver, consent, receipt, direction, affidavit or other paper, writing or document furnished to it and purporting to have been executed or issued by the Purchaser, the Parent or the Shareholders or their authorized officers or attorneys, the Trustee shall be entitled to rely and act upon the genuineness and authenticity of any such writing submitted to it. It shall not be necessary for the Trustee to ascertain whether or not the persons who have executed, signed or otherwise issued, authenticated or receipted such papers, writings or documents have authority to do so or that they are the same persons named therein or otherwise to pass upon any requirement of such papers, writing or documents that may be essential for their validity or effectiveness or upon the truth and acceptability of any information contained therein which the Trustee in good faith believes to be genuine.

                                   ARTICLE 8
                                  COMPENSATION

8.1      FEES AND EXPENSES OF THE TRUSTEE

The Parent and Purchaser jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses and disbursements, including, without limitation, legal fees and expenses and the reasonable compensation and disbursements of all other advisors, agents and assistants not regularly in its employ and the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this Agreement; provided that the Parent and the Purchaser shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted fraudulently or in bad faith or with negligence or wilful misconduct. The Trustee shall be obliged to provide only one account or invoice to the Parent from time to time during this Agreement in connection with any services rendered by it under this Agreement on behalf of any of the parties.

                                   ARTICLE 9
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1      INDEMNIFICATION OF THE TRUSTEE

The Parent and Purchaser jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, partners, employees and agents appointed and acting in accordance with this Agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instructions delivered to the Trustee by the Parent or the Purchaser pursuant hereto. Subject to (ii), below, the Parent and the Purchaser shall be entitled to participate at their own expense in the defence and, if the Parent and the Purchaser so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. In the event the Parent and/or the Purchaser assume the defence of the Trustee, no settlement of any claim shall be entered into without the prior approval of the Trustee; and the Trustee shall have the right to re-assume the defence of any suit if the Parent or Purchaser fail to actively continue such defence so assumed. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by the Parent or the Purchaser; or (ii) the named parties to any such suit include both the Trustee and the Parent or the Purchaser, and the Trustee shall have been advised by counsel acceptable to the Parent or the Purchaser that there may be one or more legal defences available to the Trustee which are different from or in addition to those available to the Parent or the Purchaser and that in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case the Purchaser and the Parent shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). Neither the Parent nor the Purchaser shall be liable for any settlement of a matter in respect of which an Indemnified Party may seek indemnification under this section 9.1, unless the Parent and the Purchaser have consented in writing to such settlement.

9.2      LIMITATION OF LIABILITY

The Trustee shall not be liable for any act or omission by it except where such act or omission occurs as a result of the Trustee's fraud, negligence, recklessness, bad faith or wilful misconduct. The Trustee shall not be liable for any losses or damages due to the acts or omissions of third parties, including without limitation, the failure by the Parent and/or the Purchaser to comply with its obligations under this Agreement, as the case may be. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 10
                                CHANGE OF TRUSTEE

10.1     RESIGNATION

The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to the Parent and the Purchaser specifying the date on which it desires to resign, provided that such notice shall never be given less than thirty (30) days before such desired resignation date unless the Trustee, the Parent and the Purchaser otherwise agree, and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, the Parent and the Purchaser shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing the appointment by the Parent and the Purchaser of a successor trustee as aforesaid and the acceptance of such appointment by a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction in the Province of Ontario upon application of one or more of the parties to this Agreement.

10.2     REMOVAL

The Trustee, or any trustee hereafter appointed, may at any time on thirty (30) days' prior notice by written instrument executed by the Parent and the Purchaser, in duplicate, one copy of which shall be delivered to the Trustee, be removed and one copy to the successor trustee. Any successor trustee to be appointed upon the removal of the Trustee shall be appointed in accordance with the provisions as provided under section 10.3 of this Agreement.

10.3     SUCCESSOR TRUSTEE

Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to the Parent and the Purchaser and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement with like effect as if originally named as trustee in this Agreement. However, on the written request of the Parent and the Purchaser or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all of the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, the Parent and the Purchaser and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4     NOTICE OF SUCCESSOR TRUSTEE

Upon acceptance of appointment by a successor trustee as provided herein the Parent and the Purchaser shall cause to be mailed notice of the succession of such trustee hereunder to each Shareholder at the address of such Shareholder shown on the register of Shareholders of Exchangeable Shares. If the Parent or the Purchaser shall fail to cause such notice to be mailed within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Parent and the Purchaser.

                                   ARTICLE 11
                              THE PARENT SUCCESSORS

11.1     CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

The Parent shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless:

         (a) such other person or continuing corporation is a corporation (herein called the "Parent Successor") incorporated under the laws of any state of the United States or the laws of Canada or any province thereof; and

         (b) the Parent Successor, by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Parent Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Parent Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all of the covenants and obligations of the Parent under this Agreement.

11.2     VESTING OF POWERS IN SUCCESSOR

Whenever the conditions of section 11.1 hereof have been duly observed and performed, the Trustee, if required by section 11.1 hereof, the Parent Successor and the Purchaser shall execute and deliver the supplemental Agreement provided for in Article 12 and thereupon the Parent Successor shall possess and from time to time and may exercise each and every right and power of the Parent under this Agreement in the name of the Parent or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of Parent or any officers of the Parent may be done and performed with like force and effect by the directors or officers of such the Parent Successor.

11.3     WHOLLY-OWNED SUBSIDIARIES

Nothing herein shall be construed as preventing (i) the amalgamation or merger or sale of any wholly-owned direct or indirect subsidiary of the Parent with or into the Parent, or (ii) the winding-up, liquidation or dissolution of any wholly-owned subsidiary of the Parent, provided that all of the assets of such subsidiary are transferred to the Parent or another wholly-owned subsidiary of the Parent.

                                   ARTICLE 12
                  AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

12.1     AMENDMENTS, MODIFICATIONS, ETC.

This Agreement may not be amended or modified except by an agreement in writing executed by the Purchaser, the Parent and the Trustee and approved by the
Shareholders  in  accordance  with  section  11.2  of  the  Exchangeable   Share
Provisions.

12.2     MEETING TO CONSIDER AMENDMENTS

The Purchaser, at the request of the Parent shall call a meeting or meetings of the Shareholders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Purchaser, the Exchangeable Share Provisions and all applicable laws.

12.3     CHANGES IN CAPITAL OF PARENT OR THE PURCHASER.

At all times after the occurrence of any event effected pursuant to section 2.7 or 2.8 of the Support Agreement, as a result of which either Parent Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Parent Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental Agreement giving effect to and evidencing such necessary amendments and modifications.

12.4     EXECUTION OF SUPPLEMENTAL AGREEMENTS

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time the parties may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of Parent Successors to the Parent and the covenants of and obligations assumed by each such Parent Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

         (b) making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Insolvency Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee, will not be prejudicial to the interests of the Shareholders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to the parties or this Agreement; and

         (c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee, the rights of the Trustee and the Shareholders as a whole will not be prejudiced thereby.

                                   ARTICLE 13
                                   TERMINATION

13.1     TERM

The Trust created by this Agreement shall continue until the earliest to occur of the following events:

         (a)  no outstanding Exchangeable Shares are held by any Shareholder;

         (b) each of the Purchaser and the Parent elects in writing to terminate the Trust and such termination is approved by the then holders of the Exchangeable Shares in accordance with section 11.2 of the Exchangeable Share Provisions; and

         (c) 21 years after the death of the last survivor of the issue of Her Majesty Queen Elizabeth II of Canada living on the date of the creation of the Trust.

13.2     SURVIVAL OF AGREEMENT

This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by any Shareholder; provided however that the provisions of Article 9 and Article 10 shall survive any such termination of the Trust or this Agreement.

                                   ARTICLE 14
                                    GENERAL

14.1     SEVERABILITY

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

14.2     INUREMENT

This Agreement shall be binding upon and endure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Shareholders.

14.3     NOTICES TO PARTIES

All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed facsimile to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a)  if to the Parent or the Purchaser:

                  Big Flash Corp.
                  56 West 400 South, Suite 220
                  Salt Lake City, Utah 84101

                  Attention:  o
                  Fax:  (801) 595-0967

         (b)  if to the Trustee at:

                  Equity Transfer Services Inc.
                  120 Adelaide Street West, Suite 420
                  Toronto, Ontario  M5H 4C3

                  Attention:  President
                  Fax:  (416) 361-0470


Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

14.4     NOTICE OF SHAREHOLDERS

Any and all notices to be given and any documents to be sent to any Shareholders may be given or sent to the address of such Shareholder shown on the register of Shareholders in any manner permitted by the by-laws of the Purchaser from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such Shareholders.

14.5     RISK OF PAYMENTS BY MAIL

Whenever payments are to be made or documents are to be sent to any Shareholder by the Trustee, the Parent or by the Purchaser, or by such Shareholder to the Trustee or to the Parent or the Purchaser, the making of such payment or sending of such document through the mail shall be at the risk of the Purchaser and the Parent, in the case of payments made or documents sent by the Trustee, the Parent or the Purchaser, and the Shareholder, in the case of payments made or documents sent by the Shareholder.

14.6     COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14.7     JURISDICTION

This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

14.8     ATTORNMENT

The Parent and the Purchaser each agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the Province of Ontario, each waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the non-exclusive jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

14.9     INDEPENDENT LEGAL ADVICE

All other parties have been advised to seek independent advice with respect to this Agreement and the tax or other consequences arising from it.

14.10    LANGUAGE

The parties acknowledge that they have required that this Agreement and all notices related hereto are and shall be drawn up in the English language. Les parties reconnaissent avoir exige que la convention ainsi que tous les documents y afferents soient et devront etre rediges en langue anglaise.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                      BIG FLASH CORP.




                                      Per:
                                             -----------------------------------

                                      6544631 CANADA INC.




                                      Per:
                                             -----------------------------------
                                             o





                                      EQUITY TRANSFER SERVICES INC.



                                      Per:
                                               ---------------------------------






THE SHAREHOLDERS OF THE CORPORATION:




     ------------------------------   ----------------------------------
     Witness                          Horst Zerbe


     -----------------------------    -----------------------------------
     Witness                          Ingrid Zerbe


     -----------------------------    -----------------------------------
     Witness                          Joel Cohen

                                   APPENDIX A


                       LIST OF EXCHANGEABLE SHARE HOLDERS





           SHAREHOLDER NAME       NUMBER OF INTEGENX SHARES HELD         NUMBER OF EXCHANGEABLE SHARES
           ----------------       ------------------------------         -----------------------------

Horst Zerbe                                4,709,643.5                            4,709,643.5

Ingrid Zerbe                               4,709,643.5                            4,709,643.5

Joel Cohen                                  1,571,713                              1,571,713

TOTAL:                                      10,991,000                            10,991,000

================================================================================
                                SUPPORT AGREEMENT

THIS AGREEMENT is made effective the ____ day of April, 2006,

BETWEEN:

                                BIG FLASH CORP.,
      a corporation incorporated under the laws of Delaware and having its corporate office at 56 West 400 South, Ste 220, Salt Lake City, UT, 84101
                                  ("Big Flash")


                                     - and -

                              6544631 CANADA INC.,
      a corporation incorporated under the Canada Business Corporations Act and having its principal office at 95 Wellington Street West,
                Suite 1704, P.O. Box 20, Toronto, Ontario M5J 2N7
                                 ("Exchangeco")


                                     - and -

                         EQUITY TRANSFER SERVICES INC.,
      a corporation incorporated under the laws of the Province of Ontario and having its offices at 120 Adelaide Street West, Suite 420,
                            Toronto, Ontario M5H 4C3
                                 (the "Trustee")



         WHEREAS pursuant to a share exchange agreement dated as of March <>, 2006 (the "Share Exchange Agreement"), Exchangeco has agreed to acquire all of the Common Shares (the "Common Shares") of IntelGenx Corp. (the "Company") held by Horst Zerbe, Ingrid Zerbe and Joel Cohen (collectively, the "Vendors") in exchange for the issuance to the Vendors of Class A Special Shares in the capital of Exchangeco (the "Exchangeable Shares");

         AND WHEREAS in accordance with the Share Exchange Agreement,  Big Flash
and  Exchangeco   have  agreed  to  enter  into  this  support   agreement  (the
"Agreement");

         AND WHEREAS in accordance with the Share Exchange Agreement, Big Flash and Exchangeco have agreed to enter into an exchange and voting trust agreement (the "Exchange and Voting Trust Agreement") with the Trustee;

         NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

                   ARTICLE 1 - DEFINITIONS AND INTERPRETATION
                   ------------------------------------------

1.1      Defined Terms
         -------------

Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the share provisions of the Exchangeable Shares (the "Share Provisions"), a copy of which are attached hereto as Schedule "A".

1.2      Interpretation Not Affected by Headings
         ---------------------------------------

The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3      Number, Gender
         --------------

Words in the singular number only shall include the plural and vice versa. Words in one gender shall include all genders.

1.4      Date for any Action
         -------------------

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

               ARTICLE 2 - COVENANTS OF BIG FLASH AND EXCHANGECO
               -------------------------------------------------

2.1      Covenants Regarding Exchangeable Shares
         ---------------------------------------

So long as any Exchangeable Shares not owned by Big Flash or its Affiliates are outstanding, Big Flash shall:

         (a)  not declare or pay any dividend on Big Flash Common  Shares unless
              (i) Exchangeco shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions) on the Exchangeable Shares, and (ii) Exchangeco shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with the applicable law, of any such dividend on the Echangeable Shares:

         (b) advise Exchangeco sufficiently in advance of the declaration by Big Flash of any dividend on Big Flash Common Shares and take all such other actions, including payment or transfer of monies, as are necessary, in co-operation with Exchangeco, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on Big Flash Common Shares;

         (c) ensure that the record date for any dividend declared on Big Flash Common Shares is not less than ten (10) Business Days after the declaration date of such dividend;

         (d) take all such actions, including payment or transfer of monies, and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon a Liquidation Distribution, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Exchangeco, as the case may be, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to instruct the Trustee to cause the Big Flash Common Shares to be delivered directly to the holders of Exchangeable Shares by the Trustee in accordance with the provisions of Section 5, 6 or 7, as the case may be, of the Share Provisions;

         (e) take all such actions and do all such things as are necessary or desirable to enable and permit it, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right including, without limitation, all such actions and all such things as are necessary or desirable to enable, permit and instruct Exchangeco to cause the Big Flash Common Shares to be delivered to the holders of Exchangeable Shares in accordance with the provisions of Section 8 of the Share Provisions; and

         (f) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of Exchangeco nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Exchangeco.

2.2      Segregation of Funds
         --------------------

Big Flash will cause Exchangeco (and shall fund Exchangeco to the extent necessary) to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as is necessary to enable Exchangeco to pay dividends when due and to pay or otherwise satisfy its respective obligations under Sections 5, 6 or 7 of the Share Provisions, as applicable, and Exchangeco will use such funds or other assets exclusively to pay such dividends or satisfy its obligations under Sections 3, 5, 6 or 7 of the Share Provisions.

2.3      Issuance and Custody of Big Flash Common Shares
         -----------------------------------------------

Big Flash hereby represents, warrants and covenants in favour of Exchangeco that pursuant to the terms of the Exchange and Voting Trust Agreement, dated as of even date herewith, by and among Big Flash, Exchangeco, the Vendors and the Trustee that Big Flash has issued an aggregate of 10,991,000 shares of Big Flash Common Shares (the "Trust Shares") to be held in trust by the Trustee for the benefit of the Vendors, the Trust Shares have been duly authorized and validly issued as fully paid and non-assessable shares and are free and clear of any lien, claim or encumbrance, and Big Flash undertakes that it shall furthermore, at all times while any Exchangeable Shares are outstanding, issue to the Trustee such number of additional Big Flash Common Shares out of its authorized and unissued capital stock as necessary so that the Trustee at all times holds such number of Big Flash Common Shares (1) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time (including any Exchangeable Shares issued pursuant to section 3.1(b) of the Share Provisions), and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time (if any) and
(2) as are now and may hereafter be required to enable and permit Big Flash to meet its obligations hereunder, under the Liquidation Call Right, the Retraction

Call Right and the Redemption Call Right, and under any other security or commitment pursuant to which Big Flash may now or hereafter be required to issue Big Flash Common Shares, to enable and permit Big Flash and Exchangeco to meet their respective obligations hereunder and under the Share Provisions.

2.4      Notification of Certain Events
         ------------------------------

In order to assist and permit Big Flash to exercise the Liquidation Call Right, Retraction Call Right and Redemption Call Right, Exchangeco will notify Big Flash of each of the following events at the time set forth below:

         (a) in the event of any determination by the Board of Directors of Exchangeco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least sixty (60) days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

         (b) promptly, upon the earlier of receipt by Exchangeco of notice of and Exchangeco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;

         (c)  immediately, upon receipt by Exchangeco of a Retraction Request;

         (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

         (e) as soon as practicable upon the issuance by Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares.

2.5      Delivery of Big Flash Common Shares
         -----------------------------------

Upon any event that requires Exchangeco to deliver Big Flash Common Shares to any holder of Exchangeable Shares, and subject to Big Flash's exercise of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, Exchangeco shall forthwith cause to be delivered the requisite number of Big Flash Common Shares to be received by, and transferred to or to the order of, the former holder of the surrendered Exchangeable Shares, as the respective Vendors shall direct. All such Big Flash Common Shares shall have been duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws.

2.6      Qualification of Big Flash Common Shares
         ----------------------------------------

If any Big Flash Common Shares (or other shares or securites into which Big Flash Common Shares may be reclassified or changed as contemplated by section
2.7 hereof) to be issued or transferred and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by Big Flash or delivered by the Trustee at the direction of Big Flash or Exchangeco, or may be transferred and delivered by the Trustee at the direction of Big Flash or Exchangeco, as the case may be, if applicable, to the holder of surrendered Exchangeable Shares, Big Flash will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such Big Flash Common Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under United States and/or Canadian law, as the case may be. Big Flash will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all Big Flash Common Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Big Flash Common Shares (or such other shares or securities) have been listed by Big Flash and remain listed and are quoted or posted for trading at such time. For clarity, this Section 2.6 shall not operate to require Big Flash or Exchangeco to prepare and file any prospectus or similar document or take any proceeding or obtain any order, ruling or consent from any governmental or regulatory authority in order to permit the subsequent resale of the Exchangeable Shares or the Trust Shares.

2.7      Economic Equivalence
         --------------------

         (a) Big Flash will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share Provisions:

              (i) issue or distribute Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) to the holders of all or substantially all of the then outstanding Big Flash Common Shares by way of stock dividend or other distribution, other than an issue of Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) to holders of Big Flash Common Shares who exercise an option to receive dividends in Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) in lieu of receiving cash dividends; or

              (ii) issue  or  distribute  rights,  options  or  warrants  to the holders of all or substantially all of the then outstanding Big Flash Common Shares entitling them to subscribe for or to purchase Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares); or

             (iii) issue or  distribute  to the holders of all or  substantially all of the then outstanding Big Flash Common Shares (A) shares or securities of Big Flash of any class other than Big Flash Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Big Flash Common Shares), (B) rights, options or warrants other than those referred to in section 2.7(a)(ii) above, (C) evidences of indebtedness of Big Flash, or (D) assets of Big Flash;

              unless (a) Big Flash is permitted under applicable law to undertake an action described in items (i), (ii) or (iii) above; and (b) the same or an economic equivalent change on a per share basis shall simultaneously be made to or in the rights of the holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Big Flash in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Share Exchange Agreement, or as otherwise permitted by the parties to the Share Exchange Agreement.

         (b) Big Flash will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share Provisions:

                   (i) subdivide, redivide or change the then outstanding Big Flash Common Shares into a greater number of Big Flash Common Shares;

                   (ii) reduce,   combine,   consolidate   or  change  the  then
                        outstanding Big Flash Common Shares into a lesser number of Big Flash Common Shares; or

                  (iii) reclassify  or otherwise  change Big Flash Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting Big Flash Common Shares,

                  unless (a) Big Flash is permitted under applicable law to undertake an action described in items (i), (ii) or (iii) above; and (b) the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

         (c) Big Flash will ensure that the record date for any event referred to in section 2.7(a) or 2.7 (b) above, (or, if no record date is applicable for such event), the effective date for any such event, is not less than ten (10) Business Days after the date on which such event is declared or announced by Big Flash (with contemporaneous notification thereof by Big Flash to Exchangeco).

         (d) The Board of Directors of Exchangeco shall determine, in good faith and in its sole discretion acting reasonably (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may determine necessary or desirable), economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on Big Flash. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of
              Directors:

              (i) in the case of any stock dividend or other distribution payable in Big Flash Common Shares, the number of such shares issued in proportion to the number of Big Flash Common Shares previously outstanding;

              (ii) in the case of the  issuance or  distribution  of any rights, options or warrants to subscribe for or purchase Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

             (iii) in the case  of the  issuance  or  distribution  of any other form of property (including, without limitation, any shares or securities of Big Flash of any class other than Big Flash Common Shares), any rights, options or warrants other than those referred to in section 2.7(d)(ii) above, any evidences of indebtedness of Big Flash or any assets of Big Flash, the relationship between the fair market value (as determined by the Board of Directors in good faith acting reasonably) of such property to be issued or distributed with respect to each outstanding Big Flash Common Share and the Current Market Price;

              (iv) in the case of any  subdivision,  redivision or change of the then outstanding Big Flash Common Shares into a greater number of Big Flash Common Shares or the reduction, combination, consolidation or change of the then outstanding Big Flash Common Shares into a lesser number of Big Flash Common Shares or any amalgamation, merger, reorganization or other transaction affecting Big Flash Common Shares, the effect thereof upon the then outstanding Big Flash Common Shares; and

              (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Big Flash Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

         (e) Exchangeco agrees that, to the extent required, upon due notice from Big Flash, Exchangeco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalent with respect to Big Flash Common Shares and the Exchangeable Shares as provided for in this section 2.7.

2.8      Tender Offers
         -------------

In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Big Flash Common Shares (an "Offer") is proposed by Big Flash or is proposed to Big Flash or its shareholders and is recommended by the Board of Directors of Big Flash, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Big Flash, and the Exchangeable Shares are not redeemed by Exchangeco or purchased by Big Flash as contemplated by and in compliance with the Share Provisions, then Big Flash will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of the Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Big Flash Common Shares, without discrimination. Without limiting the generality of the foregoing, Big Flash will use its reasonable efforts expeditiously and in good faith (in the case of a transaction by Big Flash or where Big Flash is a participant in the negotiation thereof) to ensure that holders of the Exchangeable Shares may participate in all such Offers without being required to retract the Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of Exchangeco under the Share Provisions to redeem (or Big Flash to purchase pursuant to the Redemption Call Right) the Exchangeable Shares, in the event of a Big Flash Control Transaction.

2.9      Ownership of Voting Outstanding Shares of Exchangeco
         ----------------------------------------------------

Unless otherwise agreed to by Exchangeco and unless the holders of the Exchangeable Shares have given their consent in accordance with Section 11 of the Share Provisions, Big Flash covenants and agrees in favour of Exchangeco that, as long as any of the Exchangeable Shares outstanding are owned by any person or entity other than Big Flash or any of its Affiliates, Big Flash will be and shall remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Exchangeco.

2.10     Big Flash and Affiliates Not to Vote Exchangeable Shares
         --------------------------------------------------------

Big Flash covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all of the Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of the Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Big Flash further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of the Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the Act (or any successor or other statute by which Exchangeco may in the future be governed) with respect to any of the Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of the holders of the Exchangeable Shares.

2.11     Rule 10b-18 Purchases
         ---------------------

For certainty, nothing contained in this Agreement, including without limitation the obligations of Big Flash contained in section 2.8 hereof, shall limit the ability of Big Flash or Exchangeco to make a "Rule 10b-18 Purchase" of Common Shares pursuant to Rule 10b-18 of the U.S. Securities Exchange Act of 1934, as amended, or any successor provisions thereof.

2.12     Special Big Flash Representations and Covenants
         -----------------------------------------------

         (a) Each of Big Flash and Exchangeco, jointly and severally, represent to the other such party and all other third party beneficiaries of this Agreement, that (i) the authorized capital of Exchangeco as of the date hereof is as set forth on Annex A attached hereto and no change has been made or occurred with respect to such authorized capital prior to closing of this Agreement; (ii) immediately prior to issuance of the Exchangeable Shares, Exchangeco has no issued or outstanding capital stock other than the Class A Shares, all of which are owned by Big Flash; (iii) there are no Claims pending or threatened against Big Flash or Exchangeco in regard to any prior transaction or any other matters; and (iv) there are no continuing, residual or future obligations required to be maintained or performed by Exchangeco with respect to any prior shareholders of Exchangeco or any prior transaction other than in regard to Big Flash in its capacity as the sole holder of all Class A Shares of Exchangeco.

         (b) Big Flash undertakes, covenants and agrees that unless and until the first business day immediately following exchange of all of the Exchangeable Shares: (i) Big Flash shall be and remain the sole holder of record and beneficial owner of the Class A Shares of Exchangeco; and (ii) Big Flash shall be and remain in sole control of Exchangeco.

         (c) Each of Big Flash and Exchangeco covenant and agree that Exchangeco will not be used for any future transaction, or carry on any business, unless and until all Exchangeable Shares have been exchanged and/or the rights of the holders of the Exchangeable Shares have otherwise terminated in accordance with the Share Provisions.

                        ARTICLE 3 - BIG FLASH SUCCESSORS
                        --------------------------------

3.1      Certain Requirements in Respect of Combination, etc.
         ----------------------------------------------------

Except as contemplated in the Share Exchange Agreement, Big Flash shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, unless:

         (a) such other person or continuing corporation (the "Big Flash Successor") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the Big Flash Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Big Flash Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Big Flash under this Agreement; and

         (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other Parties hereunder.

3.2      Vesting of Powers in Successor
         ------------------------------

Whenever the  conditions of section 3.1 have been duly  observed and  performed, the Parties, if required by section 3.1, shall execute and deliver a supplemental agreement hereto and thereupon the Big Flash Successor shall possess and from time to time may exercise each and every right and power of Big Flash under this Agreement in the name of Big Flash or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Big Flash or any officers of Big Flash may be done and performed with like force and effect by the directors or officers of such Big Flash Successor.

3.3      Wholly-Owned Subsidiaries
         -------------------------

Nothing herein shall be construed as preventing the amalgamation or merger of any direct or indirect subsidiary of Big Flash, except for Exchangeco, with or into Big Flash or the winding-up, liquidation or dissolution of any direct or indirect subsidiary of Big Flash, except for Exchangeco, provided that all of the assets of such subsidiary are transferred to Big Flash or another wholly-owned direct or indirect subsidiary of Big Flash and any such transactions are expressly permitted by this Article 3.



                              ARTICLE 4 - GENERAL
                              -------------------

4.1      Term
         ----

This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person or entity other than Big Flash and any of its Affiliates.

4.2      Changes in Capital of Big Flash and Exchangeco
         ----------------------------------------------

Notwithstanding the provisions of section 4.4, at all times after the occurrence of any event contemplated pursuant to sections 2.7 and 2.8 hereof or otherwise, as a result of which either Big Flash Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, with the appropriate changes, to all new securities into which Big Flash Common Shares or the Exchangeable Shares or both are so changed and the Parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3      Severability
         ------------

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4      Amendments and Modifications
         ----------------------------

This Agreement may not be amended or modified except by an agreement in writing executed by Big Flash and Exchangeco and, subject to section 4.5 hereof, with the approval of the holders of Exchangeable Shares (or their duly appointed attorney or agent) obtained in accordance with section 11 of the Share Provisions.

4.5      Administrative Amendments
         -------------------------

Notwithstanding the provisions of section 4.4 hereof, the Parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

         (a) adding to the covenants of Big Flash and Exchangeco, provided that the board of directors of each of Big Flash and Exchangeco shall be of the good faith and reasonable opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

         (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of Big Flash and Exchangeco, it may be expedient to make, provided that each such board of directors shall be of the good faith and reasonable opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

         (c) making such changes or corrections which, on the advice of counsel to Big Flash and Exchangeco are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the board of directors of each of Big Flash and Exchangeco shall be of the good faith and reasonable opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.6      Meeting to Consider Amendments
         ------------------------------

Exchangeco, at the request of Big Flash, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of Exchangeco, the Share Provisions and all applicable laws.

4.7      Enforceability and Enurement
         ----------------------------

This Agreement shall be binding upon and enure to the benefit of the Parties hereto and their respective successors and assigns. This Agreement has been incorporated by reference into the Share Exchange Agreement and the Vendors, jointly and severally, are each an express third-party beneficiary of this Agreement and as such have any and all rights of direct enforcement of this Agreement to the same and full extent as if a signatory party hereto.

4.8      Notices to Parties
         ------------------

All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

4.9      Counterparts and Facsimile
         --------------------------

This Agreement may be executed in counterparts by original or facsimile signature, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.10     Governing Law
         -------------

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

                            [Signature Page Follows]

IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed as of the date first above written.

                                      BIG FLASH CORP.



                                      Per:
                                      -----------------------------------
                                      Name:
                                      Title:

                                      6544631 CANADA INC.



                                      Per:
                                      -----------------------------------
                                      Name:
                                      Title:

                                      EQUITY TRANSFER SERVICES INC.



                                      Per:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  SCHEDULE "A"


The Class A Special Shares of 6544631 Canada Inc. (the "Corporation") shall have attached thereto, as a class, the following rights, privileges, restrictions, and conditions:

                            SECTION 1 INTERPRETATION

1.1      For the purposes of these Share Provisions:

         (a)  "Act" means the Canada Business Corporations Act, as amended.

         (b) "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control of that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise, provided that for the purpose of these Share Provisions the Vendors (as such term is defined in the Support Agreement) shall be deemed not to be Affiliates of Big Flash..

         (c) "Big Flash" means Big Flash Corp., a corporation existing under the laws of the State of Delaware, and any successor corporation thereto.

         (d)  "Big  Flash  Call  Notice"  has the  meaning  ascribed  thereto in section 6.3 of these Share Provisions.

         (e) "Big Flash Common Shares" means the shares of common stock in the capital of Big Flash, as consolidated or subdivided from time to time, and any other securities into which such shares may be reclassified or changed.

         (f) "Big Flash Control Transaction" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto, or a sale of all or substantially all of the assets of Big Flash, or similar transactions involving Big Flash, or any proposal to do so.

         (g) "Big Flash Dividend Declaration Date" means the date on which the Board of Directors of Big Flash declares any dividend on the Big Flash Common Shares.

         (h)  "Board  of  Directors"   means  the  board  of  directors  of  the
              Corporation.

         (i)  "Bulletin  Board" means the  Over-the-Counter  Bulletin  Board, an
              over-the-counter   securities  market  operated  by  the  National
              Association of Securities Dealers.

         (j) "Business Day" means any day on which commercial banks are open for business in the Province of Ontario other than a Saturday, a Sunday or a day observed as a holiday under the laws of the Province of Ontario or the Federal laws of Canada.

         (k) "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying:

         (i)  the Foreign Currency Amount by,

         (ii) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors, acting reasonably to be appropriate for such purpose.

         (l) "Common Shares" means common shares in the capital of the Corporation.

         (m) "Current Market Price" means the Canadian Dollar Equivalent of the average of the closing bid and ask prices of a Big Flash Common Share during a period of twenty (20) consecutive trading days ending not more than three (3) trading days before such date on the Bulletin Board, or if the Big Flash Shares are no longer quoted on the Bulletin Board, then on such other stock exchange or automated quotation system on which the Big Flash Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors, the public distribution or trading activity of Big Flash Common Shares during such period does not create a market which reflects the fair market value of a Big Flash Common Share, then the Current Market Price of a Big Flash Common Share shall be determined by the Board of Directors, in good faith and acting reasonably, based upon the advice of such qualified independent financial advisors as the Board of Directors may deem appropriate, and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         (n) "Exchange Right" has the meaning ascribed thereto in section 6.6 of these Share Provisions.

         (o) "Exchangeable Shares" means the Class A Special Shares in the capital of the Corporation, being non-voting exchangeable shares having the rights, privileges, restrictions, and conditions set forth herein.

         (p) "Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as beneficiaries under the Exchange and Voting Trust Agreement.

         (q) "Exempt Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the Big Flash Common Shares.

         (r) "Exchange and Voting Trust Agreement" means the exchange and voting trust agreement between Big Flash, the Corporation, the Trustee and shareholders of Intelgenx Corp.

         (s)  "Liquidation  Amount" has the meaning  ascribed thereto in section
              5.1 of these Share Provisions.

         (t) "Liquidation Call Purchase Price" has the meaning ascribed thereto in section 8.1(a) of these Share Provisions.

         (u)  "Liquidation  Call  Right"  has the  meaning  ascribed  thereto in section 8.1(a) of these Share Provisions.

         (v) "Liquidation Date" has the meaning ascribed thereto in section 5.1 of these Share Provisions.

         (w) "Liquidation Distribution" means a distribution of assets of the Corporation among its shareholders arising on the liquidation, dissolution, or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

         (x) "Person" includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, agent, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status.

         (y) "Purchase Price" has the meaning ascribed thereto in section 6.3 of these Share Provisions.

         (z) "Redemption Call Purchase Price" has the meaning ascribed thereto in section 8.2 of these Share Provisions.

         (aa) "Redemption  Call  Right"  has the  meaning  ascribed  thereto  by section 8.2 of these Share Provisions.

         (bb) "Redemption Date" means the date, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to section 7 of these Share Provisions, which date shall not be earlier than the tenth anniversary of the date of issuance of the Exchangeable Shares, unless:

              (i) the number of Exchangeable Shares outstanding (other than Exchangeable Shares held by Big Flash and its Affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares) is less than 10% of the number of Exchangeable Shares issued upon the first issuance of Exchangeable Shares, in which case the Board of Directors may accelerate such redemption date to such earlier date as it may determine, upon at least sixty
                   (60) days' prior written notice to the registered holders of the Exchangeable Shares;

              (ii) a Big  Flash  Control  Transaction  occurs,  in  which  case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such Big Flash Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Big Flash Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such earlier date as it may determine, upon such number of days prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances;

             (iii) an   Exchangeable  Share Voting  Event is proposed,  in which
                   case, the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days' prior written notice of such redemption to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances (provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event);

              (iv) an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve the Exempt Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall be deemed to have given such prior written notice of such redemption to the registered holders of the Exchangeable Shares or the Board of Directors may establish another Business Day as it may determine to be reasonably practicable in such circumstances; or

              (v) if changes are enacted to Canadian tax laws which would allow an exchange of the Exchangeable Shares for Big Flash Common Shares on a tax-deferred basis;

         provided, however, that the accidental failure or omission to give any notice of redemption under clauses (i), (ii), (iii), (iv) or (v) above to less than 10% of such holders of Exchangeable Shares shall not affect the validity of any such redemption.

         (cc) "Redemption Price" has the meaning ascribed thereto in section 7.1 of these Share Provisions.

         (dd) "Retracted Shares" has the meaning ascribed thereto in section 6.1(a) of these Share Provisions.

         (ee) "Retraction  Call  Right"  has the  meaning  ascribed  thereto  in section 6.1(c) of these Share Provisions.

         (ff) "Retraction Date" has the meaning ascribed thereto in section 6.1(b) of these Share Provisions.

         (gg) "Retraction Price" has the meaning ascribed thereto in section 6.1 of these Share Provisions.

         (hh) "Retraction  Request" has the meaning  ascribed thereto in section
              6.1 of these Share Provisions.

         (ii) "Share Provisions" means these share provisions.

         (jj) "Support Agreement" means the exchangeable share support agreement between Big Flash, the Trustee and the Corporation entered into in support of the holders of Exchangeable Shares.

         (kk) "Transfer Agent" means such Person as may from time to time be appointed by the Corporation as the registrar and transfer agent for the Exchangeable Shares, and if no such Person has been appointed, shall mean the Corporation.

         (ll) "Trustee" means Equity Transfer Services Inc.

         (mm) "Unpaid Dividend Amount" means the full amount of any and all declared and unpaid dividends on the Exchangeable Shares.

                    SECTION 2 RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares of the Corporation with respect to the payment of dividends and on a Liquidation Distribution to the extent provided for in section 5 hereof.

                              SECTION 3 DIVIDENDS

3.1      The Board of Directors  shall,  subject to applicable  law, on each Big
         Flash   Dividend   Declaration   Date,   declare  a  dividend  on  each
         Exchangeable Share as follows:

              (i) in the case of a cash dividend declared on the Big Flash Common Shares, a cash dividend in U.S. dollars, or the Canadian Dollar Equivalent thereof, on the Big Flash Dividend Declaration Date, equal to the cash dividend declared on each Big Flash Common Share;

              (ii) in  the  case  of a  stock  dividend  or  other  distribution declared on the Big Flash Common Shares to be paid in Big Flash Common Shares, a stock dividend of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Big Flash Common Shares to be paid on each Big Flash Common Share;

              (iii) in the case of a dividend  declared on the Big Flash  Common
                   Shares in property other than cash or Big Flash Common Shares, a dividend in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to the type and amount of property declared as a dividend on each Big Flash Common Share (to be determined by the Board of Directors as contemplated by section 3.5 hereof). Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares of the Corporation, as applicable.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by section 3.1(a)(i) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates representing the applicable number of Exchangeable Shares registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated in section 3.1(a) (ii) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. For greater certainty, in the case of the dividend or distribution on the Big Flash Common Shares contemplated in sections 3.1 (a) (ii), Big Flash shall deliver to the Trustee at the same time and in the same manner as to all other holders as Big Flash Shares, the certificates representing the Big Flash Common Shares payable as a dividend on the Trust Shares. Such other type and amount of property in respect of any dividends contemplated by section 3.1(a)(iii) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby, provided, however, that no such dividend and/or distribution shall be constituted of Big Flash Common Shares, all of which shall be delivered by Big Flash directly to the Trustee. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Big Flash Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.5 The Board of Directors shall determine, in good faith and in its sole discretion, acting reasonably (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may determine necessary or desirable) economic equivalence for the purposes of section 3.1(a)(iii) hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders absent manifest error. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors, and shall be acted upon in accordance with the provisions herewith:

         (a) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

         (b) in the case of the issuance or distribution of any other form of property (including, without limitation, any shares or securities of Big Flash of any class other than Big Flash Common Shares, any rights, options or warrants other than those referred to in section 3.5(a) above, any evidences of indebtedness of Big Flash or any assets of Big Flash), the relationship between the fair market value (as determined by the Board of Directors in good faith acting reasonably) of such property to be issued or distributed with respect to each outstanding Big Flash Common Share and the Current Market Price; and

         (c) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Big Flash Common Shares as a result of differences between taxation laws of Canada and the United States of America (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

                         SECTION 4 CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without the approval of the holders of the Exchangeable Shares given as specified in section 11.2 of these Share Provisions:

         (a) pay any dividends on the Common Shares or any shares other than the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares, as the case may be;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any shares other than the Exchangeable Shares;

         (c) redeem or purchase any shares of the Corporation other than the Exchangeable Shares; or

         (d)  issue  any  Exchangeable   Shares  or  any  other  shares  of  the
              Corporation other than by way of stock dividends to the holders of such Exchangeable Shares.

                     SECTION 5 DISTRIBUTION ON LIQUIDATION

5.1 In the event of a Liquidation Distribution, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of the Liquidation Distribution, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares of the Corporation, an amount per Exchangeable Share

         (the "Liquidation Amount") equal to (i) the Current Market Price of a Big Flash Common Share on the last Business Day prior to the Liquidation Date (which may be satisfied in full by the Corporation causing an instruction to be given to the Trustee to deliver, in respect of each Exchangeable Share held by each respective holder thereof, one Big Flash Common Share, and obtaining written confirmation of such delivery by the Trustee), plus (ii) the Unpaid Dividend Amount, if any, on any Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date.

5.2 Big Flash and the Corporation shall notify all holders of the Exchangeable Shares, of any proposed liquidation, dissolution or winding-up of the Corporation, at least 60 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation, and promptly upon receiving notice of or becoming aware of any claim, suit, petition or other proceeding with respect to an involuntary liquidation, dissolution or winding-up of the Corporation.

5.3 On or promptly after the Liquidation Date, and subject to the exercise by Big Flash of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Trustee and Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Trustee or Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee or Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of the certificates representing Big Flash Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less such amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Big Flash Common Shares delivered to them or the custodian on their behalf.

5.4 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 5.1 of these Share Provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

             SECTION 6 RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Big Flash of the Retraction Call Right and otherwise upon compliance with the provisions of this section 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per Exchangeable Share (the "Retraction Price") equal to (i) the Current Market Price of a Big Flash Common Share on the last Business Day prior to the Retraction Date (which may be satisfied in full by the Corporation causing an instruction to be given to the Trustee to deliver from trust to such holder, one Big Flash Common Share for each Exchangeable Share presented and surrendered by the holder, and obtaining written confirmation of such delivery by the Trustee), plus (ii) the Unpaid Dividend Amount, if any, on any such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Retraction Date. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Trustee or Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Trustee and Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form attached hereto as Appendix 1, or in such other form as may be acceptable to the
         Corporation:

         (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

         (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is delivered to the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is delivered to the Corporation; and

         (c) acknowledging the overriding right of Big Flash (the "Retraction Call Right") to purchase all but not less than all the Retracted Shares directly from the holder, and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Big Flash in accordance with the Retraction Call Right on the terms and conditions set out in section 6.3 hereof.

6.2 Subject to the exercise of the Retraction Call Right by Big Flash, upon receipt by the Corporation or the Trustee or Transfer Agent in the manner specified in section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at the close of business (Toronto time) on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares, provided that all declared and unpaid dividends for which the record date has occurred prior to the Retraction Date shall be paid on the payment date for such dividends, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately provide notice thereof to Big Flash. In order to exercise the Retraction Call Right, Big Flash must notify the Corporation of its determination to do so (the "Big Flash Call Notice") within five (5) Business Days of notification to Big Flash by the Corporation of the receipt by the Corporation of the Retraction Request. If Big Flash does not so notify the Corporation within such five Business Day period, the Corporation will notify the holder as soon as possible thereafter that Big Flash will not exercise the Retraction Call Right. If Big Flash delivers the Big Flash Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7, the Retraction Request shall thereupon be deemed to be an offer by the holder to sell the Retracted Shares to Big Flash in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Big Flash shall purchase from such holder and such holder shall sell to Big Flash on the Retraction Date the Retracted Shares for an amount per Retracted Share (the "Purchase Price") equal to (i) the Current Market Price of a Big Flash Common Share on the last Business Day prior to the Retraction Date (which may be satisfied in full by Big Flash instructing the Trustee to deliver to such holder one Big Flash Common Share for each Exchangeable Share presented and surrendered by the holder), plus (ii) the Unpaid Dividend Amount, if any, on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date. For the purposes of completing a purchase pursuant to the Retraction Call Right, in addition to Big Flash giving instructions to the Trustee or the Transfer Agent, Big Flash shall deposit with the Trustee or the Transfer Agent a cheque or cheques of Big Flash payable at par at any branch of the bankers of Big Flash representing the Unpaid Dividend Amount, if any, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that Big Flash has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Big Flash does not deliver a Big Flash Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this section 6.

6.4 The Corporation or Big Flash, as the case may be, shall instruct the Trustee or the Transfer Agent to deliver, to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee or Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, certificates representing the Big Flash Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefore, a cheque payable at par at any branch of the bankers of the Corporation or Big Flash, as applicable, representing the aggregate Unpaid Dividend Amount, if any, in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates by the Trustee or the Transfer Agent and cheques on behalf of the Corporation or by Big Flash, as the case may be, or by the Trustee or Transfer Agent, shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or the total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom).

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or the total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the Big Flash Common Shares so delivered.

6.6 Notwithstanding any other provision of this section 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Big Flash shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem the maximum number of Retracted Shares in accordance with section 6.2 of these Share Provisions which the Board of Directors determine the Corporation is, on the Retraction Date, permitted to redeem, on a pro rata basis (disregarding fractions) in proportion to the total number of Exchangeable Shares tendered for retraction by each holder thereof, and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to section
         6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to section 6.2 hereof as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require Big Flash to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Big Flash to such holder of the Purchase Price for such Retracted Shares (the "Exchange Right"), all as more specifically provided in the Exchange and Voting Trust Agreement.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw the Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to the Corporation or Big Flash, as the case may be, shall be deemed to have been revoked.

         SECTION 7 REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and provided Big Flash has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per Exchangeable Share (the "Redemption Price") equal to (i) the Current Market Price of a Big Flash Common Share on the last Business Day prior to the Redemption Date (which may be satisfied in full by the Corporation causing an instruction to be given to the Trustee to deliver, in respect of each Exchangeable Share held by each respective holder thereof, one Big Flash Common Share, and obtaining written confirmation of such delivery by the Trustee), plus
         (ii) the Unpaid Dividend Amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

7.2 In any case of a redemption of Exchangeable Shares under this section 7, the Corporation shall send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Big Flash under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a Big Flash Control Transaction, an Exchangeable Share Voting Event and an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Corporation or the purchase by Big Flash under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors of the Corporation to be reasonably practicable in the circumstances, and in all other cases such notice shall be sent at least 60 days before the Redemption Date. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3 On or after the Redemption Date and subject to the exercise by Big Flash of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of the Corporation or at any office of the Trustee or Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Trustee or Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by instruction to the Trustee or the Transfer Agent to deliver to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee or Transfer Agent as may be specified by the Corporation in such notice, of certificates representing Big

         Flash Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of any such Unpaid Dividend Amount, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price have been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or agent named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price, for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, less any amounts withheld on account of tax required to be deducted and withheld therefrom, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Big Flash Common Shares delivered to them.

      SECTION 8 CERTAIN RIGHTS OF BIG FLASH TO ACQUIRE EXCHANGEABLE SHARES

8.1      Big Flash Liquidation Call Right.

         (a) Big Flash shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to section 5 of these Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of Big Flash) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Big Flash of an amount per Exchangeable Share (the "Liquidation Call Purchase Price") equal to (i) the Current Market Price of a Big Flash Common Share on the last Business Day prior to the Liquidation Date (which may be satisfied in full by Big Flash causing instruction to the Trustee to deliver to such holder one Big Flash Common Share), plus (ii) the Unpaid Dividend Amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of purchase by Big Flash. In the event of the exercise of the Liquidation Call Right by Big Flash on the Liquidation Date on payment by Big Flash to the holder of the Liquidation Call Purchase Price for each such share, the Corporation shall have no obligation to redeem such shares so purchased by Big Flash.

         (b) To exercise the Liquidation Call Right, Big Flash must notify the Trustee, the holders of Exchangeable Shares, and the Corporation, of Big Flash's intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Corporation will notify the holders of Exchangeable Shares as to whether or not Big Flash has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Big Flash. If Big Flash exercises the Liquidation Call Right, then on the Liquidation Date Big Flash will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Big Flash shall ensure that the Trustee or the Transfer Agent holds, on or before the Liquidation Date, sufficient certificates representing the aggregate number of Big Flash Common Shares deliverable in respect of the Liquidation Call Right and a cheque or cheques of Big Flash payable at par at any branch of the bankers of Big Flash representing the aggregate Unpaid Dividend Amount in payment of the total Liquidation Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that Big Flash has complied with the immediately preceding sentence, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Big Flash upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Big Flash Common Shares to which it is entitled. Upon surrender to the Trustee or the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Trustee may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Trustee or the Transfer Agent on behalf of Big Flash shall deliver to such holder, certificates representing the Big Flash Common Shares to which the holder is entitled and a cheque or cheques of Big Flash payable at par at any branch of the bankers of Big Flash in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If Big Flash does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding up of the Corporation pursuant to section 5 of these Share Provisions.

         (d) Big Flash shall at any time be entitled to assign all of its rights in this Section to an Affiliate of Big Flash provided that such company assumes all of Big Flash's obligations under this Section.

8.2      Big Flash Redemption Call Right.

         (a) Big Flash shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to section 7 of these Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of

              Exchangeable Shares which is an Affiliate of Big Flash) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Big Flash to each holder of an amount per Exchangeable Share (the "Redemption Call Purchase Price") equal to (i) the Current Market Price of a Big Flash Common Share on the last Business Day prior to the Redemption Date (which may be satisfied in full by Big Flash instructing the Trustee to deliver to such holder one Big Flash Common Share), plus (ii) the Unpaid Dividend Amount, if any, on each Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date. In the event of the exercise of the Redemption Call Right by Big Flash, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Big Flash on the Redemption Date on payment by Big Flash to the holder of the Redemption Call Purchase Price for each such share, and the Corporation shall have no obligation to redeem such shares so purchased by Big Flash.

         (b) To exercise the Redemption Call Right, Big Flash must notify the Trustee, the holders of Exchangeable Shares, and the Corporation, of Big Flash's intention to exercise such right at least 45 days before the Redemption Date, except in the case of a redemption occurring as a result of a Big Flash Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event or such shorter period as may be agreed, in writing, by the Corporation, Big Flash and the holders of the Exchangeable Shares, in which case Big Flash shall so notify the Trustee, the holders of Exchangeable Shares and the Corporation on or before the Redemption Date. The Corporation will notify the holders of Exchangeable Shares as to whether or not Big Flash has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Big Flash. If Big Flash exercises the Redemption Call Right, on the Redemption Date Big Flash will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Big Flash shall ensure that the Trustee or the Transfer Agent holds, on or before the Redemption Date, sufficient certificates representing the aggregate number of Big Flash Common Shares deliverable in respect of the Redemption Call Right and a cheque or cheques of Big Flash payable at par at any branch of the bankers of Big Flash representing the aggregate Unpaid Dividend Amount in payment of the total Redemption Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that Big Flash has complied with the immediately preceding sentence, on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Big Flash upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the Big Flash Common Shares to which it is entitled. Upon surrender to the Trustee or the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Trustee may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Trustee or the Transfer Agent on behalf of Big Flash shall deliver to such holder, certificates representing the Big Flash Common Shares to which the holder is entitled and a cheque or cheques of Big Flash payable at par at any branch of the bankers of Big Flash in payment of the remaining portion, if any, of the total Redemption Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If Big Flash does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to section 7 of these Share Provisions.

         (d) Big Flash shall at any time be entitled to assign all of its rights in this Section to an Affiliate of Big Flash provided that such company assumes all of Big Flash's obligations under this Section.

                      SECTION 9 PURCHASE FOR CANCELLATION

9.1 Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time offer to purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to the Unpaid Dividend Amount. If in response to an invitation for tenders under the provisions of this section 9, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If part only of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

                            SECTION 10 VOTING RIGHTS

10.1 Except as required by applicable law and by sections 11, 12 and 13 hereof, and by the provisions of the Support Agreement referred to in section 12 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. The holders of Exchangeable Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the liquidation, dissolution or winding up of the Corporation or the sale, lease, or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business of the Corporation. Nothing herein shall be construed to limit the voting rights of any issued and outstanding Big Flash Common Shares held in trust by the Trustee or otherwise limit rights reserved to the holders of the Exchangeable Shares pursuant to the terms of the Exchange and Voting Trust Agreement.

                       SECTION 11 AMENDMENT AND APPROVAL

11.1 The rights, privileges, restrictions, and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

11.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds (2/3) of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least two-thirds (2/3) of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that, if at any such meeting the holders of at least two-thirds (2/3) of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five (5) days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds (2/3) of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

                       SECTION 12 RECIPROCAL CHANGES, ETC.
                       IN RESPECT OF PARENT COMMON SHARES

12.1 Each holder of an Exchangeable Share acknowledges that the Support Agreement provides that Big Flash will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions:

         (a) issue or distribute Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) to the holders of all or substantially all of the then outstanding Big Flash Common Shares by way of stock dividend or other distribution, other than an issue of Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) to holders of Big Flash Common Shares who exercise an option to receive dividends in Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) in lieu of receiving cash dividends;

         (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Big Flash Common Shares entitling them to subscribe for or to purchase Big Flash Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Big Flash Common Shares) ; or

         (c) issue or distribute to the holders of all or substantially all of the then outstanding Big Flash Common Shares:

              (i) shares or securities of Big Flash of any class other than Big Flash Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Big Flash Common Shares);

              (ii) rights,  options or warrants  other than those referred to in section 12.1(b) above;

              (iii) evidences of indebtedness of Big Flash; or

              (iv) assets of Big Flash,

                  unless (a) Big Flash is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares in which any and all such cases, such rights, options, securities, shares, evidences of indebtedness or other assets shall be delivered by Big Flash to the Trustee; and (b) the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously by the Trustee to holders of the Exchangeable Shares.

12.2 Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides that Big Flash will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions:

              (i) subdivide, redivide or change the then outstanding Big Flash Common Shares into a greater number of Big Flash Common Shares;

              (ii) reduce,  combine,  consolidate or change the then outstanding
                   Big Flash Common Shares into a lesser number of Big Flash Common Shares; or

             (iii) reclassify  or  otherwise  change the Big Flash Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Big Flash Common Shares,

         unless (a) Big Flash is permitted under applicable law to undertake an action described in items (i), (ii) or (iii) above; and (b) the same or an economically equivalent change shall on a per share basis simultaneously be made to, or in the right of the holders of the Exchangeable Shares.

12.3 Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions.

       SECTION 13 ACTIONS BY THE CORPORATION UNDER THE SUPPORT AGREEMENT

13.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Big Flash and the Corporation with all provisions of the Support Agreement and the Share Provisions applicable to Big Flash, the Corporation and the holders of the Exchangeable Shares, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation and the holders of the Exchangeable Shares all rights and benefits in favour of the Corporation and the holders of the Exchangeable Shares under or pursuant to such agreement.

13.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

         (a) adding to the covenants of Big Flash to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder;

         (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith and reasonable opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith and reasonable opinion, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                         SECTION 14 LEGEND; CALL RIGHTS

14.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions herein relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right.

14.2 Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of Big Flash, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of Big Flash as therein provided.

                               SECTION 15 NOTICES

15.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by personal or courier delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

15.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation, the Trustee or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by personal or courier delivery to the registered office of the Corporation or to such office of the Trustee or the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation, the Trustee or the Transfer Agent, as the case may be.

15.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by personal or courier delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                   APPENDIX 1

                          FORM OF NOTICE OF RETRACTION

To:      6544631 Canada Inc. (the "Corporation")

This notice is given pursuant to section 6 of the provisions (the "Share Provisions") attaching to the Class A Special Shares of the Corporation represented by the certificate (the "Certificate") which accompanies this notice and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with section 6 of the Share Provisions:

                  [ ] all share(s) represented by the Certificate; or

                  [ ] _________________   share(s) only.

The undersigned hereby notifies the Corporation that the Retraction Date shall be:

NOTE: the Retraction Date must be a Business Day and must not be less than 10 Business Days or more than 15 Business Days after the date upon which this notice is delivered to the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is delivered to the Corporation.

The undersigned acknowledges the overriding Retraction Call Right of Big Flash Corp. ("Big Flash") to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell such shares to Big Flash in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6.3 of the Share Provisions. This notice of retraction, and this offer to sell the Retracted Shares to Big Flash, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date as provided in section 6.7 of the Share Provisions.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Share Provisions) so as to require Big Flash, to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Corporation and Big Flash that the undersigned:

(select one):

[ ] is

[ ] is not
a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that, in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

The undersigned hereby represents and warrants to the Corporation and Big Flash that the undersigned has good title to, and owns, the share(s) represented by the Certificate to be acquired by the Corporation or Big Flash, as the case may be, free and clear of all liens, claims and encumbrances except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws.

[ ] Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

Date:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Person in Whose Name Securities or Cheque(s) are to be Registered, Issued or Delivered (please print)

--------------------------------------------------------------------------------
Street Address or P.O. Box

--------------------------------------------------------------------------------
Signature of Shareholder

--------------------------------------------------------------------------------
City, Province and Postal Code

--------------------------------------------------------------------------------
Signature Guaranteed by

NOTE: (1) This panel must be completed and the Certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

         (2) If this notice of retraction is for less than all of the shares represented by the Certificate, a certificate representing the remaining share(s) of the Corporation represented by the Certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the share transfer power on the reverse side of the Certificate is duly completed in respect of such share(s).

                                     ANNEX A

                          CAPITALIZATION OF EXCHANGECO

The authorized capital of Exchangeco consists of an unlimited number of common shares and an unlimited number of Class A Special Shares. The rights, privileges, restrictions and conditions of the Class A Special Shares are attached to this Agreement as Schedule "A".

================================================================================

                               ESCROW AGREEMENT


THIS AGREEMENT is made as of the ______ day of ______________, 2006.

AMONG:

         BIG FLASH CORP.
         A Delaware corporation
         ("Big Flash")

AND:
         6544631 CANADA INC.
         An corporation incorporated under the Canada Business Corporations Act (the "Issuer")

AND:

         EQUITY TRANSFER SERVICES INC.
         A corporation continued under the Canada Business Corporations Act (the "Escrow Agent")

AND:

         EACH OF THE UNDERSIGNED SECURITYHOLDERS OF THE ISSUER
         (a "Securityholder" or "you")

(collectively, the "Parties")

WHEREAS:

A. This Agreement is being entered into by the Parties pursuant to and in compliance with the Share Exchange Agreement (the "Share Exchange Agreement") by and among the Securityholders, the Issuer, Big Flash and Intelgenx Corp. dated <>, 2006.

B. The escrow securities (as defined herein) are exchangeable for common shares of Big Flash pursuant to the terms of a support agreement dated
         <>,  2006  among the  Issuer,  Big Flash  and the  Escrow  Agent and an exchange and voting trust agreement dated <>, 2006 among the Parties (the "Collateral Agreements").

For good and valuable consideration, the Parties agree as follows:

PART 1   ESCROW

1.1      Appointment of Escrow Agent

Big Flash, the Issuer and the Securityholders appoint the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent accepts the appointment.

1.2      Deposit of Escrow Securities in Escrow

(1) You are depositing the securities ("escrow securities") listed opposite your name in Schedule "A" with the Escrow Agent to be held in escrow under this Agreement. You will immediately deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of these securities which you have or which you may later receive.

(2)      If you receive any other securities ("additional escrow securities"):

         (a) as a dividend or other distribution on escrow securities;

         (b) on the exercise of a right of purchase, conversion or exchange attaching to escrow securities, including all securities of Big Flash which you may receive in the future in connection with such exercise of a right of purchase, conversion or exchange;

         (c) on a subdivision, or compulsory or automatic conversion or exchange of escrow securities; or

         (d) from a successor issuer in a business combination, if Part 4 of this Agreement applies,

         you will deposit them in escrow with the Escrow Agent. You will deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of those additional escrow securities. When this Agreement refers to escrow securities, it includes additional escrow securities.

(3) You will immediately deliver to the Escrow Agent any replacement share certificates or other evidence of additional escrow securities issued to you.

1.3      Direction to Escrow Agent

Big Flash, the Issuer and the Securityholders direct the Escrow Agent to hold the escrow securities in escrow until they are released from escrow under this Agreement.

PART 2   RELEASE OF ESCROW SECURITIES

2.1      Release Provisions

The provisions of Schedule 2.1 are incorporated into and form part of this Agreement.

2.2      Additional escrow securities

If you acquire additional escrow securities in connection with the transaction to which this Agreement relates or otherwise, those securities will be added to the securities already in escrow, to increase the number of escrow securities. After that, all of the escrow securities will be released in accordance with the provisions of schedule 2.1.

2.3      Delivery of Share Certificates for Escrow Securities

The Escrow Agent will send to each Securityholder any share certificates or other evidence of that Securityholder's escrow securities in the possession of the Escrow Agent released from escrow as soon as reasonably practicable after the release.

2.4      Replacement Certificates

If, on the date a Securityholder's escrow securities are to be released, the Escrow Agent holds a share certificate or other evidence representing more escrow securities than are to be released, the Escrow Agent will deliver the share certificate or other evidence to the Issuer or Big Flash, as the case may be, or its transfer agent and request replacement share certificates or other evidence. The Issuer or Big Flash, as the case may be, will cause replacement share certificates or other evidence to be prepared and delivered to the Escrow Agent. After the Escrow Agent receives the replacement share certificates or other evidence, the Escrow Agent will send to the Securityholder or at the Securityholder's direction, the replacement share certificate or other evidence of the escrow securities released. The Escrow Agent, Big Flash and Issuer will act as soon as reasonably practicable.

PART 3.  DEALING WITH ESCROW SECURITIES

3.1      Restriction on Transfer, etc.

Unless it is expressly permitted in this Agreement, you will not sell, transfer, assign, mortgage, enter into a derivative transaction concerning, or otherwise deal in any way with your escrow securities or any related share certificates or other evidence of the escrow securities. If a Securityholder is a private company controlled by one or more directors, officers or employees of Big Flash or a holder of securities in or securities exchangeable or convertible into voting securities of Big Flash carrying more than 10% of the votes attached to all outstanding voting securities of Big Flash (collectively, the "Principals"), the Securityholder may not participate in a transaction that results in a change of its control or a change in the economic exposure of the Principals to the risks of holding escrow securities. Notwithstanding the foregoing, upon receipt of a written request from a Securityholder, the disinterested directors of Big Flash (as defined below) may consent to a proposed transfer within escrow of escrow securities in the circumstances and on such terms and conditions as they, in their sole discretion, may deem appropriate provided beneficial ownership of the escrow securities proposed to be transferred shall remain with the Securityholder following the transfer.

3.2      Pledge, Mortgage or Charge as Collateral for a Loan

Subject to and only with approval by a duly passed resolution of directors of Big Flash excluding all Securityholders and Principals who own or control Securityholders (the "disinterested directors of Big Flash"), you may pledge, mortgage or charge your escrow securities to a financial institution as collateral for a loan, provided that no escrow securities or any share certificates or other evidence of escrow securities will be transferred or delivered by the Escrow Agent to the financial institution for this purpose. The loan agreement must provide that the escrow securities will remain in escrow if the lender realizes on the escrow securities to satisfy the loan.

3.3      Voting of Escrow Securities

Although you may exercise voting rights attached to your escrow securities, you may not, while your securities are held in escrow, exercise voting rights attached to any securities (whether in escrow or not) in support of one or more arrangements that would result in the repayment of capital being made on the escrow securities prior to a winding up of the Issuer or Big Flash.

3.4      Exercise of Other Rights Attaching to Escrow Securities

You may exercise your rights to exchange or convert your escrow securities in accordance with this Agreement and the Collateral Agreements.

PART 4   BUSINESS COMBINATIONS

4.1      Business Combinations

This Part applies to the following ("business combinations"):

         (a) a formal take-over bid for all outstanding equity securities of the Issuer or Big Flash or which, if successful, would result in a change of control of the Issuer or Big Flash, (b) a formal issuer bid for all outstanding equity securities of the Issuer or Big Flash, (c) a statutory arrangement involving the Issuer or Big Flash or both, (d) an amalgamation involving the Issuer or Big Flash or both, (e) a merger involving the Issuer or Big Flash or both, and (f) a reorganization that has an effect similar to an amalgamation or merger.

4.2      Delivery to Escrow Agent

You may tender your escrow securities to a person or company in a business combination pursuant to the terms of this Part 4. At least ten business days prior to the date the escrow securities must be tendered under the business combination, you must deliver to the Escrow Agent:

         (a) a written direction signed by you that directs the Escrow Agent to deliver to the depositary under the business combination any share certificates or other evidence of the escrow securities, and a completed and executed cover letter or similar document and, where required, transfer power of attorney completed and executed for transfer in accordance with the requirements of the Issuer or Big Flash's depository, and any other documentation specified or provided by you and required to be delivered to the depositary under the business combination;

         (b) written consent of the disinterested directors of Big Flash, unless the business combination consists of a statutory plan of arrangement in which case the consent of the disinterested directors shall not be required; and

         (c) any other information concerning the business combination as the Escrow Agent may reasonably require.

4.3      Delivery to Depositary

As soon as reasonably practicable, and in any event no later than three business days after the Escrow Agent receives the documents and information required under section 4.2, the Escrow Agent will deliver to the depositary, in accordance with the direction, any share certificates or other evidence of the escrow securities and a letter addressed to the depositary that:

         (a)      identifies the escrow securities that are being tendered;

         (b)      states that the escrow securities are held in escrow;

         (c) states that the escrow securities are delivered only for the purposes of the business combination and that they will be released from escrow only after the Escrow Agent receives the information described in section 4.4;

         (d) if any share certificates or other evidence of the escrow securities have been delivered to the depositary, requires the depositary to return to the Escrow Agent, as soon as practicable, the share certificates or other evidence of escrow securities that are not released from escrow into the business combination; and

         (e) where applicable, requires the depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, share certificates or other evidence of additional escrow securities that you acquire under the business combination.

4.4      Release of Escrow Securities to Depositary

(1) The Escrow Agent will release from escrow the tendered escrow securities provided that:

         (a) you provide written notice to Big Flash of the proposed release of the tendered securities; and

         (b) the Escrow Agent and Big Flash receives a declaration signed by the depositary or, if the direction identifies the depositary as acting on behalf of another person or company in respect of the business combination, by that other person or company, that

                  (i) the terms and conditions of the business combination have been met or waived; and

                  (ii) the escrow securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the business combination.

4.5      Escrow of New Securities

If you receive securities ("new securities") of another issuer ("successor issuer") in exchange for your escrow securities, the new securities will be subject to escrow in substitution for the tendered escrow securities.

4.6      Release from Escrow of New Securities

(1) The Escrow Agent will send to a Securityholder share certificates or other evidence of the Securityholder's new securities as soon as reasonably practicable after the Escrow Agent receives;

         (a) a certificate from the successor issuer signed by a director or officer of the successor issuer authorized to sign (who is not a Securityholder):

                  (i) stating that it is a successor issuer to the Issuer or Big Flash, as applicable, as a result of a business combination;

                  (ii) containing a list of the securityholders whose new securities are subject to escrow under section 4.5;

                  (iii) containing a list of the securityholders whose new securities are not subject to escrow under section 4.5; and

         (b) written confirmation from or on behalf of the disinterested directors of Big Flash that they have accepted the list of Securityholders whose new securities are not subject to escrow under section 4.5; and

(2) If your new securities are subject to escrow, the Escrow Agent will hold your new securities in escrow on the same terms and conditions, including release dates, as applied to the escrow securities that you exchanged.


PART 5   RESIGNATION OF ESCROW AGENT

5.1      Resignation of Escrow Agent

(1) If the Escrow Agent wishes to resign as escrow agent, the Escrow Agent will give written notice to the Issuer and Big Flash.

(2) If the Issuer and Big Flash wish to terminate the Escrow Agent as escrow agent, the Issuer and Big Flash will give written notice to the Escrow Agent.

(3) If the Escrow Agent resigns or is terminated, the Issuer and Big Flash will be responsible for ensuring that the Escrow Agent is replaced not later than the resignation or termination date by another escrow agent that is acceptable to Big Flash and that has accepted such appointment, which appointment will be binding on the Issuer, Big Flash and the Securityholders.

(4) The resignation or termination of the Escrow Agent will be effective, and the Escrow Agent will cease to be bound by this Agreement, on the date that is 60 days after the date of receipt of the notices referred to above by the Escrow Agent or Issuer and Big Flash, as applicable, or on such other date as the Escrow Agent, Big Flash and the Issuer may agree upon (the "resignation or termination date"), provided that the resignation or termination date will not be less than 10 business days before a release date.

(5) If the Issuer and Big Flash have not appointed a successor escrow agent within 60 days of the resignation or termination date, the Escrow Agent will apply, at the Issuer's expense, to a court of competent jurisdiction for the appointment of a successor escrow agent, and the duties and responsibilities of the Escrow Agent will cease immediately upon such appointment.

(6) On any new appointment under this section, the successor Escrow Agent will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as Escrow Agent, without any further assurance, conveyance, act or deed. The predecessor Escrow Agent, upon receipt of payment for any outstanding account for its services and expenses then unpaid, will transfer, deliver and pay over to the successor Escrow Agent, who will be entitled to receive, all securities, records or other property on deposit with the predecessor Escrow Agent in relation to this Agreement and the predecessor Escrow Agent will thereupon be discharged as Escrow Agent.


PART 6   OTHER CONTRACTUAL ARRANGEMENTS


6.1      Duties and Liability of Escrow Agent.

(1) The duties of the Escrow Agent under this Agreement are only ministerial in nature and except for its wilful misconduct, fraud or grossly negligent acts or omissions and the wilful misconduct, fraud or negligent acts or omissions of its directors, officers, employees, agents, advisers or other representatives (collectively, its "Representatives"), the Escrow Agent shall not be liable for any act or omission by it in good faith or for any mistake of fact or law.

(2) The Escrow Agent shall have no duties or obligations except those which are expressly set out in this Agreement which shall be deemed those of a custodian and shall be entirely administrative and not discretionary, and under no circumstance shall the Escrow Agent be deemed a fiduciary for the parties. The Escrow Agent shall not refer to, and shall not be bound by, the provisions of any agreement other than the terms of this Agreement and no implied duties or obligations of the Escrow Agent may be read into this Agreement. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred from the terms of this Agreement or any other agreement.

(3) The Escrow Agent shall not be required to defend any legal proceedings which may be instituted against it in respect of or arising out of any matter contained in this Agreement unless requested to do so in writing by another Party and indemnified and funded to its reasonable satisfaction against the cost and expense of that defence, so long as that legal proceeding does not arise as a result of an allegation of wilful misconduct, fraud or grossly negligent acts or omissions on the part of the Escrow Agent or its Representatives.

(4) Each of the other Parties acknowledges that the Escrow Agent shall have no responsibility or obligation to determine any dispute or evaluate any equities between the other parties, regardless of any knowledge or any fact that it may have or receive, its only responsibility as Escrow Agent being to hold, safeguard and disburse the escrow securities in accordance with the terms of this Agreement.

(5) The Escrow Agent shall not be under any duty to give the property held by it under this Agreement any greater degree of care than it gives its own similar property. The Escrow Agent shall have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestment made in accordance with any provision which may be contained herein so long as in doing so the Escrow Agent shall not have acted with wilful neglect, negligence or in bad faith.

(6) The Escrow Agent shall not be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights under this Agreement other than any such liability as may arise from the failure of the Escrow Agent to perform such duties as are specifically set forth in this Agreement or as a result of wilful misconduct, fraud or negligent acts or omissions on the part of the Escrow Agent or its Representatives.

(7) Notwithstanding anything contained herein or in the Share Exchange Agreement to the contrary, the Escrow Agent shall have no duty to determine the performance or non-performance of any term or provision of the Share Exchange Agreement and shall have no obligations, responsibilities or liability arising under any other agreement to which the Escrow Agent is not a party, even though reference to such other agreement may be made in this Agreement or the Share Purchase Agreement.

(8) The Escrow Agent shall not be responsible to ensure the validity or legality of the issuance of any escrow securities.

6.2 Reliance on Documents. The Escrow Agent shall be fully protected in acting and relying on any document delivered to it pursuant to this Agreement as to its due execution, validity and effectiveness and as to the truth and accuracy of any information contained therein, whether that document bears original or facsimile signature(s), so long as the Escrow Agent in good faith believes that document to be genuine and to be what it purports to be.

6.3

         Legal Counsel. The Escrow Agent may consult and obtain advice from independent legal counsel in the event of any question as to any of the provisions of this Agreement or as to its duties under this Agreement and the Escrow Agent shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and advice of such legal counsel.

6.4      Indemnity.

(1) Subject to Section 6.7, the parties shall jointly and severally indemnify and hold harmless the Escrow Agent and its Representatives from any liability, loss, claim, action, cost, and expense, including legal fees and disbursements, (collectively, the "Liabilities") suffered or incurred by them as a result of or arising directly or indirectly out of or in connection with the Escrow Agent acting or having acted as Escrow Agent under this Agreement, except such as may result from the wilful misconduct, fraud or negligent acts or omissions of the Escrow Agent or of its Representatives.

(2) The Escrow Agent shall act as trustee for its Representatives of the covenants of the parties under this Section 6.4 in respect of those Representatives and accepts the trust and shall hold and enforce the covenants on their behalf.

(3) The covenants of the parties under this Section 6.4 shall survive the termination of this Agreement.

6.5      Court Orders.

(1) The Escrow Agent is authorized, in its sole discretion, to rely on and comply with any order, writ, judgment or decree which it is advised by independent legal counsel (retained by it pursuant to Section 6.3) is binding on it without the need for appeal or other action and which purports to:

(a)      attach, garnish or be levied on any part of the escrow securities;

(b) stay or enjoin the disbursement, payment or delivery of the escrow securities or any part thereof; or

(c)      affect the escrow securities or any part thereof in any way.

If the Escrow Agent relies on or complies with any such order, writ, judgment or decree, it shall not be liable to any of the other Parties or to any other Person by reason of such reliance or compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6.6      Fees, Expenses and Disbursements.

(1) The other Parties shall jointly and severally be responsible for and shall pay to the Escrow Agent all Escrow Agent Fees, all reasonable expenses and disbursements of the Escrow Agent and all reasonable fees, expenses and disbursements of legal counsel retained by the Escrow Agent pursuant to Section 6.3.

(2) The Escrow Agent Fees are considered compensation for ordinary services as contemplated by this Agreement. If the Escrow Agent renders any service not provided for in this Agreement, or if the other Parties request a substantial modification of the terms of this Agreement, the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, lawyers' fees, and expenses reasonably occasioned in connection with such extraordinary services. The other Parties shall jointly and severally be responsible for and shall pay to the Escrow Agent all such additional compensation and amounts.

6.7 Prohibition Against Disbursement from Escrow Securities. The Escrow Agent is not authorized to deliver to itself or any other Persons from the escrow securities in satisfaction of any amounts due to the Escrow Agent or any other Person under Section 6.6. Notwithstanding any provisions contained in this Agreement, if any of the Escrow Agent's Fees to which it is entitled under this Agreement, or any of the Escrow Agent's expenses and disbursements which it is entitled to incur pursuant to this Agreement, are in arrears, the Escrow Agent reserves the right to withhold, to the extent of any those arrears, the release of any escrow securities from escrow until those fees, expenses and disbursements are paid in full.


PART 7   NOTICES

7.1      Notice to Escrow Agent

Documents will be considered to have been delivered to the Escrow Agent on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

Equity Transfer Services Inc.
120Adelaide Street West, Suite 420
Toronto, Ontario  M5H 4C3

Attention: President

Fax: (416) 361-0470

7.2      Notice to Issuer

Documents will be considered to have been delivered to the Issuer on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

6544631 Canada Inc.
95 Wellington Street West, Suite 1704, P.O. Box 20
Toronto, Ontario  M5J 2N7

Attention: Tim Leon

Fax: (416) 368-1608

7.3      Notice to Big Flash

Documents will be considered to have been delivered to Big Flash on the next business day following the date of transmission, if delivered by fax, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

Big Flash Corp.
56 West 400 South, Suite  #220
Salt Lake City, Utah 84101

Attention: Geoff Williams, Secretary

Fax: (801) 595-0967

7.3      Deliveries to Securityholders

Documents will be considered to have been delivered to a Securityholder on the date of delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the address on the Issuer's share register.

Any share certificates or other evidence of a Securityholder's escrow securities will be sent to the Securityholder's address on the Issuer's share register unless the Securityholder has advised the Escrow Agent in writing otherwise at least ten business days before the escrow securities are released from escrow. The Issuer will provide the Escrow Agent with each Securityholder's address as listed on the Issuer's share register.

7.4      Change of Address

(1)      The Escrow  Agent may change its  address for  delivery  by  delivering
         notice  of  the   change  of   address   to  the  Issuer  and  to  each
         Securityholder.

(2) The Issuer may change its address for delivery by delivering notice of the change of address to the Escrow Agent and to each Securityholder.

(3) A Securityholder may change that Securityholder's address for delivery by delivering notice of the change of address to the Issuer and to the Escrow Agent.

7.5      Postal Interruption

A party to this Agreement will not mail a Document if the party is aware of an actual or impending disruption of postal service.

PART 8   GENERAL

8.1      Interpretation - holding securities

Unless the context otherwise requires, all capitalized terms that are not otherwise defined in this Agreement, shall have the meanings as defined in the Share Exchange Agreement and, to the extent such definitions do not conflict with the Share Exchange Agreement, the Collateral Agreements.

When this Agreement refers to securities that a Securityholder "holds", it means that the Securityholder has direct or indirect beneficial ownership of or control or direction over the securities.

8.2      Enforcement by Third Parties

Each of the Issuer and Big Flash enters this Agreement both on its own behalf and as trustee for the stockholders of Big Flash, and this Agreement may be enforced by either the Issuer, or Big Flash, or the stockholders of Big Flash, or all of them.

8.3      Termination, Amendment, and Waiver of Agreement

(1) Subject to subsection 8.3(3), this Agreement shall only terminate:

         (a) with respect to all the Parties:

                  (i)      as specifically provided in this Agreement;

                  (ii) subject to section 8.3(2), upon the agreement of all Parties; or

                  (iii) when the escrow securities of all Securityholders have been released from escrow pursuant to this Agreement; and

         (b) with respect to a Party:

                  (i)      as specifically provided in this Agreement; or

                  (ii) if the Party is a Securityholder, when all of the Securityholder's escrow securities have been released from escrow pursuant to this Agreement.

(2)      An  agreement  to  terminate   this   Agreement   pursuant  to  section
         8.3(1)(a)(ii) shall not be effective unless and until the agreement to terminate

         (a) is evidenced by a memorandum in writing signed by all Parties;

         (b) has been consented to in writing by the disinterested directors of Big Flash; and

         (c) has been approved by a majority of securityholders of Big Flash who are not Securityholders.


(4) No amendment or waiver of this Agreement or any part of this Agreement shall be effective unless the amendment or waiver:

         (a) is evidenced by a memorandum in writing signed by all Parties;

         (b) has been approved in writing by the disinterested directors of Big Flash; and

         (c) has been approved by a majority of securityholders of Big Flash who are not Securityholders.

(5) No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether similar or not), nor shall any waiver constitute a continuing waiver, unless expressly provided.

8.4      Severance of Illegal Provision

Any provision or part of a provision of this Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability, and the rest of the Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding upon the parties hereto as though the said illegal and/or unenforceable provision or part thereof had never been included in this Agreement.

8.5      Further Assurances

The Parties will execute and deliver any further documents and perform any further acts reasonably requested by any of the Parties to this Agreement which are necessary to carry out the intent of this Agreement.

8.6      Time

Time is of the essence of this Agreement.

8.7      Governing Laws

The laws of the Province of Ontario and the applicable laws of Canada will govern this Agreement.

8.8      Counterparts

The Parties may execute this Agreement by fax and in counterparts, each of which will be considered an original and all of which will be one agreement.

8.9      Singular and Plural

Wherever a singular expression is used in this Agreement, that expression is considered as including the plural or the body corporate where required by the context.

8.10     Benefit and Binding Effect

This Agreement will benefit and bind the Parties and their heirs, executors, administrators, successors and permitted assigns and all persons claiming through them as if they had been a Party to this Agreement.

8.11     Entire Agreement

This is the entire agreement among the Parties concerning the subject matter set out in this Agreement and supersedes any and all prior understandings and agreements.

8.12     Successor to Escrow Agent

Any corporation with which the Escrow Agent may be amalgamated, merged or consolidated, or any corporation succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent under this Agreement without any further act on its part or on the part or any of the Parties.

The Parties have executed and delivered this Agreement as of the date set out above.


EQUITY TRANSFER SERVICES INC.

-----------------------------------------
Authorized signatory

-----------------------------------------
Authorized signatory


BIG FLASH CORP.

-----------------------------------------
Authorized signatory

-----------------------------------------
Authorized signatory


6544631 CANADA INC.

-----------------------------------------
Authorized signatory

-----------------------------------------
Authorized signatory

Signed, sealed and delivered by                 )
HORST ZERBE in the presence of:                 )
                                                )
-----------------------------------------       )
Name                                            )
                                                )
-----------------------------------------       )      ------------------------
Address                                         )      HORST ZERBE
                                                )
-----------------------------------------       )
                                                )
                                                )
----------------------------------------        )
Occupation                                      )


Signed, sealed and delivered by                 )
INGRID ZERBE in the presence of:                )
                                                )
-----------------------------------------       )
Name                                            )
                                                )
-----------------------------------------       )      ------------------------
Address                                         )      INGRID ZERBE
                                                )
-----------------------------------------       )
                                                )
                                                )
----------------------------------------        )
Occupation                                      )

Signed, sealed and delivered by                 )
JOEL COHEN in the presence of:                  )
                                                )
-----------------------------------------       )
Name                                            )
                                                )
-----------------------------------------       )      ------------------------
Address                                         )      JOEL COHEN
                                                )
-----------------------------------------       )
                                                )
                                                )
----------------------------------------        )
Occupation                                      )

                       SCHEDULE "A" TO ESCROW AGREEMENT

Securityholder

Name:             HORST ZERBE

Signature:

Address for Notice:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


  Securities:

  ---------------------------- ---------------------- --------------------------
  Class and description        Number of Shares       Certificate Number(s) (if
                                                      applicable)

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------


Securityholder

Name:             INGRID ZERBE

Signature:

Address for Notice:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


  Securities:

  ---------------------------- ---------------------- --------------------------
  Class and description        Number of Shares       Certificate Number(s) (if
                                                      applicable)

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

Securityholder

Name:             JOEL COHEN

Signature:

Address for Notice:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


  Securities:

  ---------------------------- ---------------------- --------------------------
  Class and description        Number of Shares       Certificate Number(s) (if
                                                      applicable)

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

  ---------------------------- ---------------------- --------------------------

                        SCHEDULE 2.1 TO ESCROW AGREEMENT

                       ESCROW SECURITIES RELEASE SCHEDULE

                                  Timed Release

---------------------  -----------------------  ----------------------
                       Percentage of Total      Total Number of
      Release Date     Escrowed Securities      Escrowed Securities
                       to be Released           to be Released
---------------------  -----------------------  -----------------------
     April <>, 2009         100%                10,991,000

---------------------  -----------------------  ----------------------
         TOTAL              100%
---------------------  -----------------------  ----------------------